UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
FiEE, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

3-33, 2-chome Utajima, Nishiyodogawa District
Osaka, Japan
+81 6 7509 3700
[•], 2026
Dear Stockholder:
You are cordially invited to attend our 2026 Annual Meeting of Stockholders (including any adjournments or postponements thereof, the “Annual Meeting”) on [•], 2026. The Annual Meeting will be held solely by means of remote communication and therefore will be a “virtual meeting” of stockholders, which will be conducted exclusively via online, audio-only broadcast. You will be able to participate in the Annual Meeting, vote your shares and submit your questions during the Annual Meeting via the Internet by visiting www.virtualshareholdermeeting.com/FIEE2026. The Annual Meeting will be held in virtual format only and will begin at [•] Eastern Time.
The official Notice of Annual Meeting of Stockholders, together with a proxy statement and form of proxy, are enclosed. Members of our Board of Directors and executive officers will be available during the Annual Meeting to respond to questions that our stockholders may have.
Whether or not you plan to participate in the Annual Meeting, we urge you to vote your shares by using one of the voting options available to you as described in the accompanying proxy statement. If you wish to revoke your proxy at the Annual Meeting, you can withdraw your proxy and vote your shares electronically during the Annual Meeting.
Our Board of Directors has fixed the close of business on [•], 2026 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

Very truly yours,

/s/ Li Wai Chung
Li Wai Chung
Chief Executive Officer and President

IMPORTANT: YOU ARE URGED TO SUBMIT YOUR PROXY BY INTERNET OR TELEPHONE BY FOLLOWING THE INSTRUCTIONS AVAILABLE IN THE ACCOMPANYING PROXY STATEMENT. EVEN IF YOU HAVE SUBMITTED YOUR PROXY, YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY AT A LATER DATE, OR BY PARTICIPATING IN AND VOTING AT THE ANNUAL MEETING. THANK YOU FOR ACTING PROMPTLY.

3-33, 2-chome Utajima, Nishiyodogawa District
Osaka, Japan
+81 6 7509 3700
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON [•], 2026
NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (including any adjournments or postponements thereof, the “Annual Meeting”) of FiEE, Inc. (the “Company”) will be held on [•], 2026 at [•] Eastern Time exclusively by means of remote communication via live audio webcast at www.virtualshareholdermeeting.com/FIEE2026. The Annual Meeting will be held for the following purposes:
1)
to elect five director nominees to serve on our Board of Directors (the “Board of Directors” or “Board”) until our next annual meeting of stockholders, until his or her successor is duly elected and qualified or until his or her earlier death, resignation, or removal;

2)	to ratify the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3)
to approve an amendment to our certificate of incorporation to remove the beneficial ownership limitation set forth in the Second Amended and Restated Certificate of Designations, Preferences, Rights and Limitations of our Series A Convertible Preferred Stock, par value $0.001 per share (“Series A Convertible Preferred Stock”), to permit the holders thereof to convert their shares of Series A Convertible Preferred Stock into shares of our common stock, par value $0.01 per share (“Common Stock”) (“Proposal No. 3”);

4)
to approve, contingent upon the effectiveness of the amendment to our certificate of incorporation described in Proposal No. 3, the conversion of all outstanding shares of our Series A Convertible Preferred Stock into shares of our Common Stock, and the effectiveness of a certificate of elimination of Series A Convertible Preferred Stock, a Second Amended and Restated Certificate of Incorporation increasing the number of authorized shares of our Common Stock from 60,000,000 to 300,000,000 and correspondingly increasing the total number of authorized shares of our capital stock that we are authorized to issue;

5)
to approve amendments to our certificate of incorporation to effect a reverse stock split of our issued shares of Common Stock at a ratio of not less than 1-for-2 and not more than 1-for-15, with the exact reverse stock split ratio to be determined by our Board of Directors in its sole discretion and to become effective at a time determined by our Board of Directors in its discretion on or prior to the one-year anniversary of the date of the Annual Meeting, and the remainder of which reverse stock split ratios will be abandoned, in order to provide the Board with flexibility to proactively manage the Company’s capital structure and help ensure the Company’s continued compliance with the rules and listing standards of the Nasdaq Stock Market LLC;

6)	to approve, on a non-binding advisory basis, the frequency of future stockholder advisory votes on the compensation of our named executive officers (the “say-on-frequency” vote);
7)	to approve, on a non-binding advisory basis, a resolution relating to the compensation of our named executive officers (the “say-on-pay” vote); and
8)	to transact any other business properly brought before the Annual Meeting.
The foregoing items of business are more fully described in the enclosed definitive proxy statement (the “Proxy Statement”) with this Notice.
The Board of Directors has set the close of business on [•], 2026 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting. The list of stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder for a purpose germane to the Annual Meeting for a period of 10 days ending on the day before the date of the Annual Meeting at our principal place of business during ordinary business hours.

All stockholders are cordially invited to participate in the Annual Meeting. Whether or not you plan to participate in the Annual Meeting, you are urged to vote by proxy in accordance with the instructions included in the enclosed Proxy Statement. Any stockholder participating in the Annual Meeting may vote electronically during the Annual Meeting even if he or she has voted earlier by proxy.

By order of the Board of Directors

/s/ Li Wai Chung
Li Wai Chung
Chief Executive Officer and President

[•], 2026

PROXY STATEMENT FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS	1
EXECUTIVE OFFICERS, DIRECTORS AND CORPORATE GOVERNANCE	5
DIRECTOR COMPENSATION	11
PROPOSAL NO. 1 ELECTION OF DIRECTORS	14
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	15
AUDIT COMMITTEE REPORT	17
PROPOSAL NO. 3 APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO REMOVE THE BENEFICIAL OWNERSHIP LIMITATION APPLICABLE TO OUR SERIES A CONVERTIBLE PREFERRED STOCK	18
PROPOSAL NO. 4 APPROVAL OF A SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED COMMON STOCK	19
PROPOSAL NO. 5 APPROVAL OF A REVERSE STOCK SPLIT OF OUR COMMON STOCK	21
PROPOSAL NO. 6 ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION (“SAY ON FREQUENCY”)	24
PROPOSAL NO. 7 ADVISORY VOTE ON A RESOLUTION RELATING TO NAMED EXECUTIVE OFFICER COMPENSATION	25
NAMED EXECUTIVE OFFICER COMPENSATION	26
PAY VERSUS PERFORMANCE	28
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	29
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	31
STOCKHOLDER COMMUNICATIONS	33
OTHER MATTERS	33
HOUSEHOLDING	34
APPENDIX A	A-1
APPENDIX B	B-1
APPENDIX C	C-1

i

PROXY STATEMENT FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON [•], 2026
General
The enclosed proxy card is solicited on behalf of the Board of Directors of FiEE, Inc. (the “Board of Directors” or “Board”), for use at the 2026 Annual Meeting of Stockholders to be held on [•], 2026 at [•] Eastern Time (including any adjournments or postponements thereof, the “Annual Meeting”), for the purposes set forth herein and in the Notice of Annual Meeting of Stockholders with which this proxy statement (this “Proxy Statement”) is enclosed. Stockholders of record at the close of business on [•], 2026 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting. We are mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, the accompanying form of proxy and our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2025 (the “Annual Report”) to our stockholders on or about [•], 2026. Stockholders can participate in the Annual Meeting by remote communication by visiting www.virtualshareholdermeeting.com/FIEE2026. In this Proxy Statement we refer to FiEE, Inc., as “FiEE,” the “Company,” “we,” “us,” or similar terms.
At the Annual Meeting, our stockholders will be asked:
1)
to elect five director nominees to serve on our Board of Directors until the next Annual Meeting, until his or her successor is duly elected and qualified or until his or her earlier death, resignation, or removal (“Proposal No. 1”);

2)	to ratify the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal No. 2”);
3)
to approve an amendment to our certificate of incorporation (the “Certificate of Incorporation”), to remove the beneficial ownership limitation set forth in the Second Amended and Restated Certificate of Designations, Preferences, Rights and Limitations of Series A Convertible Preferred Stock, par value $0.001 per share (“Series A Convertible Preferred Stock”), to permit the holders thereof to convert their shares of Series A Convertible Preferred Stock into shares of our common stock, par value $0.01 per share (“Common Stock”) (“Proposal No. 3”);

4)
to approve, contingent upon the effectiveness of the amendment to the Certificate of Incorporation described in Proposal No. 3, the conversion of all outstanding shares of our Series A Convertible Preferred Stock into shares of Common Stock, and the effectiveness of a certificate of elimination of the Series A Convertible Preferred Stock, a Second Amended and Restated Certificate of Incorporation (the “Second A&R Charter”) to increase the number of authorized shares of our Common Stock from 60,000,000 to 300,000,000 and correspondingly increase the total number of authorized shares of our capital stock that we are authorized to issue (“Proposal No. 4”);

5)
to approve amendments to our Second A&R Charter to effect a reverse stock split of our issued shares of Common Stock at a ratio of not less than 1-for-2 and not more than 1-for-15, with the exact reverse stock split ratio to be determined by our Board in its sole discretion and to become effective at a time determined by our Board of Directors in its discretion on or prior to the one-year anniversary of the Annual Meeting, and the remainder of which reverse stock split ratios will be abandoned, in order to provide the Board with flexibility to proactively manage the Company’s capital structure and help ensure the Company’s continued compliance with the rules and listing standards of the Nasdaq Stock Market LLC (“Nasdaq”) (collectively, the “Reverse Stock Split” and such proposal, “Proposal No. 5”);

6)	to approve, on a non-binding advisory basis, the frequency of future stockholder advisory votes on the compensation of our named executive officers (“Proposal No. 6”);
7)	to approve, on a non-binding, advisory basis, a resolution relating to the compensation of our named executive officers as disclosed in this Proxy Statement (“Proposal No. 7”); and
8)	to transact any other business properly brought before the Annual Meeting.
We urge you to carefully read the remainder of this Proxy Statement because the information in this section may not provide all the information that you may consider important in determining how to vote your shares at the Annual Meeting.

Board’s Recommendation
Our Board of Directors unanimously recommends that you vote:
1)	“FOR” the election of each of the five director nominees named in this Proxy Statement;
2)	“FOR” the ratification of the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3)	“FOR” the approval of the amendment to our Certificate of Incorporation described in Proposal No. 3;
4)	“FOR” the approval of the Second A&R Charter described in Proposal No. 4;
5)	“FOR” the approval of the Reverse Stock Split described in Proposal No. 5;
6)	“EVERY YEAR” as the frequency for future advisory stockholder votes on the compensation of our named executive officers described in Proposal No. 6; and
7)	“FOR” the approval, on a non-binding advisory basis, of a resolution relating to the compensation of our named executive officers described in Proposal No. 7.
Record Date, Quorum, Adjournment, Abstentions, and Broker Non-Votes
Only stockholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting. At the close of business on the Record Date there were [•] outstanding shares of Common Stock entitled to vote. Each holder of shares of Common Stock on the Record Date is entitled to one vote for each such share of Common Stock.
At the close of business on the Record Date there were [•] outstanding shares of Series A Convertible Preferred Stock. Series A Convertible Preferred Stock has the right to vote, together with Common Stock as a single class, on all matters on which Common Stock is entitled to vote, and each then-outstanding share of Series A Convertible Preferred Stock will be entitled to a number of votes equal to the number of shares of Common Stock into which such share of Series A Convertible Preferred Stock would be convertible on the Record Date pursuant to the Second Amended and Restated Certificate of Designations, Preferences, Rights and Limitations of the Series A Convertible Preferred Stock. As of the close of business on the Record Date, shares of Series A Convertible Preferred Stock were convertible into [•] shares of Common Stock. Each holder of shares of Series A Convertible Preferred Stock on the Record Date is entitled to [•] vote for each share of Series A Convertible Preferred Stock.
The allocation of the voting power of the Company is illustrated in the table below.

	Number of Shares	Aggregate Number of Votes	Percentage of Total Voting Power
Common Stock	[•]	[•]	[•]
Series A Convertible Preferred Stock	[•]	[•]	[•]

The holders of one-third of all capital stock issued, outstanding and entitled to vote at a meeting shall constitute a quorum for the transaction of business. Any meeting of our stockholders may be adjourned from time to time by a majority of the votes properly cast upon the question, whether or not a quorum is present.
An “abstention” occurs when a holder of shares of Common Stock or Series A Convertible Preferred Stock represented at the Annual Meeting in person or by proxy determines not to vote “For” or “Against” a proposal presented to stockholders at the Annual Meeting. Under Delaware law, “abstentions” are treated as present and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting.
A “broker non-vote” occurs when a beneficial owner of shares of Common Stock or Series A Convertible Preferred Stock holds such shares through a bank, broker, or other nominee (hereinafter referred to as a “broker”) and fails to give the broker instructions on how to vote the beneficial owner’s shares on matters that the applicable stock exchange rules deem to be “non-routine” matters. Under the applicable stock exchange rules, brokers are entitled to vote a beneficial owner’s shares of Common Stock and Series A Convertible Preferred Stock on “routine” matters without the beneficial owner providing the broker instructions on how to vote. Because there is at least one “routine” proposal to be submitted to stockholders at the Annual Meeting on which brokers will have discretionary authority to vote, “broker non-votes” will be treated as present and entitled to vote for determining the presence of a quorum at the Annual Meeting.

What is required to approve each proposal?
Proposal No. 1: Election of Directors. The five nominees for election to the Board of Directors who receive the greatest number of votes properly cast by the holders of shares of Common Stock and Series A Convertible Preferred Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon (voting together as a single class) will be elected directors of FiEE. “Abstentions” and “broker non-votes” are not considered “votes properly cast” and therefore will have no effect on this proposal.
Proposal No. 2: Ratification of the appointment of UHY LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2026. The receipt of “For” votes from a majority of the votes properly cast by the holders of shares of Common Stock and Series A Convertible Preferred Stock entitled to vote and present in person or by proxy at the Annual Meeting (voting together as a single class) will be necessary to ratify the appointment of UHY LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2026. “Abstentions” and “broker non-votes” are not considered “votes properly cast” and therefore will have no effect on this proposal.
Proposal No. 3: Approval of an amendment to our Certificate of Incorporation to remove the beneficial ownership limitation applicable to our Series A Convertible Preferred Stock. Because this proposal amends our Certificate of Incorporation and may change the powers, preferences, or special rights of Series A Convertible Preferred Stock so as to affect them adversely, the affirmative vote of the holders of a majority in voting power of the outstanding shares of Common Stock and Series A Convertible Preferred Stock entitled to vote at the Annual Meeting (voting together as a single class) and the affirmative vote of the holders of a majority in voting power of the outstanding shares of Series A Convertible Preferred Stock entitled to vote at the Annual Meeting (voting separately as a single class) is required to approve Proposal No. 3. “Abstentions” and “broker non-votes” will have the same effect as a vote “AGAINST” this proposal.
Proposal No. 4: Approval of the Second A&R Charter to increase our authorized Common Stock and correspondingly increase the total number of authorized shares of our capital stock that we are authorized to issue. Because shares of Common Stock will be listed on a national securities exchange immediately prior to the Second A&R Charter becoming effective and meet the listing requirements of such national securities exchange relating to the minimum number of holders after the Second A&R Charter becomes effective and this proposal amends and restates our Certificate of Incorporation to increase the number of authorized shares of Common Stock and correspondingly increase the total number of authorized shares of our capital stock that we are authorized to issue, (i) the votes cast “For” the Second A&R Charter by the holders of the outstanding shares of Common Stock and Series A Convertible Preferred Stock entitled to vote at the Annual Meeting (voting together as a single class) must exceed the votes cast by such holders “Against” the Second A&R Charter and (ii) the votes cast “For” the Second A&R Charter by the holders of the outstanding shares of Common Stock entitled to vote at the Annual Meeting (voting separately as a single class) must exceed the votes cast by such holders “Against” the Second A&R Charter for Proposal 4 to be approved. “Abstentions” and “broker non-votes” are not considered “votes cast” and therefore will have no effect on this proposal. Proposal No. 4 will not be implemented unless Proposal No. 3 is approved and effected, all outstanding shares of Series A Convertible Preferred Stock have converted into shares of Common Stock, and a certificate of elimination of Series A Convertible Preferred Stock has been filed with the Secretary of State of the State of Delaware and become effective.
Proposal No. 5: Approval of the Reverse Stock Split. Because shares of Common Stock will be listed on a national securities exchange immediately prior to the Reverse Stock Split becoming effective and meet the listing requirements of such national securities exchange relating to the minimum number of holders after such Reverse Stock Split becomes effective, the votes cast “For” the Reverse Stock Split by the holders of outstanding shares of Common Stock and Series A Convertible Preferred Stock entitled to vote at the Annual Meeting (voting together as a single class) must exceed the votes cast by such holders “Against” the Reverse Stock Split for the Reverse Stock Split to be approved. “Abstentions” and “broker non-votes” are not considered “votes cast” and therefore will have no effect on this proposal.
Proposal No. 6: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation. This vote is advisory and is not binding on us or our Board. Stockholders will be able to specify one of four choices for this proposal on the proxy card: every year, every two years, every three years, or abstain. The choice receiving the greatest number of votes properly cast by the holders of shares of Common Stock and Series A Convertible Preferred Stock

entitled to vote and present in person or by proxy at the Annual Meeting (voting together as a single class) will be considered the stockholders’ non-binding recommendation. “Abstentions” and “broker non-votes” are not considered “votes properly cast” and therefore will have no effect on the outcome of this proposal.
Proposal No. 7: Advisory Vote on Named Executive Officer Compensation. This vote is advisory and is not binding on us or our Board. The affirmative vote of a majority of the votes properly cast by the holders of shares of Common Stock and Series A Convertible Preferred Stock entitled to vote and present in person or by proxy at the Annual Meeting (voting together as a single class) will be required to approve, on a non-binding advisory basis, the resolution relating to the compensation of our named executive officers. “Abstentions” and “broker non-votes” are not considered “votes properly cast” and therefore will have no effect on the outcome of this proposal.
How to Vote
BY INTERNET
•	Before the Annual Meeting - You may vote online by accessing www.proxyvote.com and following the instructions. You will need the control number included in your proxy card or voting instruction form.
•
During the Annual Meeting - You may attend the Annual Meeting solely by means of remote communication via the Internet at www.virtualshareholdermeeting.com/FIEE2026 and vote during the Annual Meeting by following the instructions provided on the enclosed proxy card.

BY TELEPHONE
•
Use any touch-tone telephone to dial 1-800-690-6903 to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the Annual Meeting. You will need the control number included in your proxy card, or voting instruction form.

BY MAIL
•	You may submit your proxy by completing, signing and dating your proxy card and returning it in the enclosed reply envelope.
Revocability of Proxies
Any stockholder who has submitted a proxy — whether by internet, telephone, or mail — has the power to revoke it at any time before the final vote at the Annual Meeting. A proxy may be revoked by filing a written notice of revocation with FiEE at 3-33, 2-chome Utajima, Nishiyodogawa District, Osaka, Japan, by submitting a later-dated proxy by internet, telephone, or mail, or by participating in the Annual Meeting and voting electronically.
Appraisal Rights
Stockholders do not have appraisal rights under Delaware law in connection with the matters to be voted on at the Annual Meeting, including the Reverse Stock Split.
Proxy Solicitation
All costs of this solicitation of proxies will be borne by FiEE. FiEE may reimburse banks, brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, fax, electronic mail, or personal solicitations by directors, officers, or employees of FiEE. No additional compensation will be paid for any such services.

EXECUTIVE OFFICERS, DIRECTORS AND CORPORATE GOVERNANCE
Overview
All our corporate governance materials, including our Code of Business Conduct and Ethics (the “Code”) and Board committee charters, are published under the governance section of our website at https://www.fiee.com/en/govern. Information on our website does not constitute part of this Proxy Statement. These materials are also available in print to any stockholder without charge upon request made by telephone at +81 6 7509 3700 or by mail to our principal executive offices at 3-33, 2-chome Utajima, Nishiyodogawa District, Osaka, Japan. The Board of Directors regularly reviews these materials, Delaware law, the rules and listing standards of Nasdaq and rules and regulations of the U.S. Securities and Exchange Commission (“SEC”), as well as best practices suggested by recognized governance authorities, and modifies its governance materials as it believes is warranted.
Executive Officers and Directors
The following table sets forth information that includes name, age as of October 1, 2026 and position with the Company regarding our executive officers and the members of our Board of Directors who are also our director nominees, except David Natan who resigned from the Board of Directors effective September 30, 2026.

Name	Age	Position with the Company
Li Wai Chung	48	Chief Executive Officer and President
Cao Yu	35	Chief Financial Officer, Secretary, Treasurer and Director
Hu Bin	56	Director
Angel Colon	52	Director
Chan Oi Fat	48	Director
Hongya Wen	49	Chairperson of the Board

Biographical Information
Li Wai Chung, age 48, has served as our Chief Executive Officer since February 2025 and President since March 2025. He is currently a director of Shenzhen Youxin Consulting Management Co., Ltd, an independent non-executive director of Fulu Holdings Limited, a company listed on the Hong Kong Stock Exchange (stock code: 2101) and an independent non-executive director of Taizhou Water Group Co., Ltd, a company listed on the Hong Kong Stock Exchange (stock code: 1542). Mr. Li previously served as the executive director and Chief Financial Officer of Tyfon Culture Holdings Limited from June 2020 to November 2024. Prior to that, Mr. Li served as a partner of Shanghai Yongxuan Venture Capital Management Co., Ltd from October 2017 to October 2018. From August 2016 to September 2017, he served as the general manager of the investment department of Lens Technology Co. Ltd, a company listed on the Shenzhen Stock Exchange (stock code: 300433). He started his career at Deloitte China where he served as an audit manager from October 2000 to April 2006. Mr. Li received a bachelor’s degree of business administration in accounting and finance from the University of Hong Kong in November 2000 and a master’s degree of business administration from the University of Hong Kong in November 2013.
Cao Yu, age 35, has served as our Chief Financial Officer since February 2025 and Director since April 2025. She previously served as the treasury director of Taifeng Cultural Communication Co., Ltd where she oversaw its financial matters from November 2018 to November 2024. Prior to that, Ms. Cao served as a business manager of Yangfeng Art Exchange Co., Ltd from February 2016 to October 2018. From March 2011 to January 2016, she served as the treasury officer of financial department of Suzhou Industrial Park Xinfushida Plastic Profile Products Co., Ltd. Our Board has concluded that Ms. Cao is well-qualified to serve on our Board because of her many years of financial management experience and her extensive treasury and operational background.
Hu Bin, age 56, has served as our Director since April 2025. He currently serves as a director of DC International Service Trade GmbH since December 2024. Prior to that, Mr. Hu worked as a freelancer in the tourism industry from April 2001 to October 2024. From April 1994 to October 2000, he served as the general manager of Suzhou Wintime Advertising Co., Ltd. Before that, he served as the general manager of Suzhou Bauhaus Advertising Design Co., Ltd. from August 1992 to April 1994, where he was engaged in computer-aided design and 3D computer animation production. Mr. Hu began his career at Suzhou Advertising Company in October 1989, where he worked as a designer responsible for graphic design, platemaking, printing, and interior decoration. Mr. Hu graduated from Suzhou Academy of Arts in 1989. Our Board has concluded that Mr. Hu is well-qualified to serve on our Board because of his many years of leadership experience and his extensive background in design, business management, and international business development.
Angel Colon, age 52, has served as our Director since September 30, 2026. Mr. Colon has served as Managing Director of NY Capital Management Group, LLC and Turing Funds, LLC since 2017, where he provides high-level financial consulting, investment management and portfolio fund services to high net worth individuals, businesses and institutions, developing solutions that facilitate the advancement and management of capital and the mitigation of risk to achieve dependable annual returns. From 2019 to 2025, he served as Managing Director of Entoro Capital LLC and Entoro Securities, LLC, where he led strategic vision and operational execution and oversaw financial management, client relations, regulatory compliance and risk assessment in connection with capital raising, asset acquisitions and divestitures, mergers and acquisitions advisory, and digital securities. From 2018 to 2021, Mr. Colon served as a financial advisor and consultant to Andean Farm and Pharma Corp., a medical cannabis and biopharmaceutical company, and to Bronson Resource Limited, a Canada-based mineral exploration and mining company, providing research-backed support for risk mitigation strategies and financial planning from inception to completion. Previously, Mr. Colon served as a financial advisor for Cuttone & Co., LLC from December 2016 to February 2018, Tribal Capital Markets, LLC from August 2016 to December 2016, and Bonwick Capital Partners, LLC from July 2015 to August 2016, and as a capital markets associate at TriPoint Global Equities, LLC from December 2013 to July 2015. Mr. Colon currently serves as an Independent Director of Sentage Holdings Inc. (NASDAQ: SNTG) since 2021, Horizon Space Acquisition I Corp. (OTCMKTS: HSPO) since 2022 and Netclass Technology Inc (NASDAQ: NTCL) since 2022, and previously served as an Independent Director of Albert Origin Acquisition Corp. from 2025 to 2026. Mr. Colon received a Bachelor of Science in International Business, with a minor in Languages and Economics, from St. John Fisher University in 1996, and held FINRA Series 7, Series 63 and Series 65 licenses as a licensed broker with FINRA. Our Board has concluded that Mr. Colon is well-qualified to serve on our Board because of his extensive experience in capital markets, investment management, financial advisory services and public-company board governance, together with his financial expertise and regulatory compliance background.
Chan Oi Fat, age 48, has served as our Director since April 2025. He currently serves as Vice President – Finance of SML Holdings Limited since March 2018, Company Secretary of China Leon Inspection Holding Limited (HKEX: 1586) since February 2018, and Company Secretary of Raily Aesthetic Medicine International Holdings Limited (HKEX: 2135) since November 2020. He is an independent non-executive director of Huajin International Holdings Limited (HKEX: 2738) (since March 2025) and UBoT Holding Limited (HKEX GEM: 8529) (since May 2024) and previously served as an independent non-executive director of China Saftower International Holding Group Limited (HKEX GEM: 8623) from June 2020 to December 2023 and Shanghai Prime Machinery Company Limited (HKEX: 2345) from June 2014 to January 2021. Mr. Chan holds a Bachelor of Business Administration (Hons) in Accountancy from the City University of Hong Kong (2000) and is a member of the Association of Chartered Certified Accountants (since 2003) and the Hong Kong Institute of Certified Public Accountants (since 2004). Our Board has concluded that Mr. Chan is well-qualified to serve on our Board because of his many years of financial and accounting expertise and his extensive background in public company governance across multiple international markets.
Hongya Wen, age 49, has served as the Chairperson of the Board since January 2026. Most recently, Ms. Wen served as Deputy General Manager of Jiangsu Taifeng Cultural Communication Co., Ltd., an art brokerage and cultural services platform focused on the trading, exhibition, and promotion of artwork, from 2016 to November 2025, and previously served as its Sales Director from 2013 to 2016. Prior to joining Jiangsu Taifeng Cultural Communication Co., Ltd., Ms. Wen worked in the sales department of the Jiangsu Branch of China Life Insurance Company Limited. Our Board has concluded that Ms. Wen is well-qualified to serve as Chairperson of our Board because of her many years of executive leadership experience and her extensive sales and business development background.
Involvement in Certain Legal Proceedings
To our knowledge, during the past ten years, none of our current directors or executive officers has been involved in any legal proceeding of the type required to be disclosed pursuant to Item 401(f) of Regulation S-K.
Family Relationships
Our Chief Financial Officer, Secretary, Treasurer and director, Cao Yu, is the niece of our director, Hu Bin. Other than as described in the foregoing sentence, there are no family relationships between any of the Company’s current executive officers and directors.

Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and officers, and persons who own more than ten percent of our Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock. To our knowledge, based solely on a review of the copies of such reports furnished to us, during the fiscal year ended December 31, 2025, we believe that all filing requirements applicable to our officers, directors and greater than ten percent stockholders were complied with for the fiscal year ended December 31, 2025, except that Elements Corporate Services Limited, a greater than ten percent stockholder, was late in filing one required report on Form 3 and one required report on Form 4 with respect to one transaction, due to an administrative error, and Chan Oi Fat was late in filing one required report on Form 3.
Director Independence
Our Board of Directors reviews the independence of the current and potential members of the Board of Directors in accordance with independence requirements set forth in the Nasdaq Listing Rules and applicable provisions of the Exchange Act based on director responses to director and officer questionnaires and other information available to the Board of Directors. During its review, the Board of Directors considers transactions and relationships between each director and potential director, as well as any member of his or her immediate family, and the Company and its affiliates, including those related-party transactions contemplated by Item 404(a) of Regulation S-K under the Exchange Act. The Board of Directors must affirmatively determine that the director has no material relationship with the Company, either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company, that, in the opinion of the Board of Directors, would interfere with the exercise of the director’s independent judgment in carrying out the responsibilities of a director. The purpose of this review is to determine whether any such relationships or transactions exist that are inconsistent with a determination that the director is independent. Our Board of Directors has determined that each of Hongya Wen, Hu Bin, Angel Colon and Chan Oi Fat is independent within the meaning of Rule 5605(a)(2) of the Nasdaq Listing Rules and the rules and regulations promulgated by the SEC.
Board Meetings
Our Board of Directors held 12 meetings during the fiscal year ended December 31, 2025. In 2025, each of our directors attended at least 75% of the aggregate number of meetings held by the Board of Directors, and the committees on which the director served, when such director was a member of the Board of Directors or such committee. It is expected that each director will attend each Board of Directors meeting and each meeting of any committee on which he or she sits. The Company’s directors are encouraged to attend our Annual Meeting, but we do not currently have a policy relating to directors’ attendance at these meetings. All directors, who were directors at the time, virtually attended our 2025 Annual Meeting of Stockholders.
Board Committees
Our Board of Directors has established three standing committees to assist it with its responsibilities. The composition and responsibilities of each committee are described below. The membership and responsibilities of each committee comply with the listing requirements of Nasdaq. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors. In the future, the Board may establish other committees, as it deems appropriate, to assist it with its responsibilities.
Audit Committee
The purpose of the Audit Committee of the Board (the “Audit Committee”) is set forth in the Audit Committee charter and is primarily to assist the Board in overseeing:
•	the selection, evaluation and oversight of our independent auditor;
•	the independent auditor’s qualifications, independence and performance;
•	the performance of our internal audit function and independent auditor;
•	the integrity and oversight of our financial statements, our financial reporting process and our systems of internal controls;
•	review and approval of any proposed related party transactions;

•	assessment and management of our exposure to risks;
•	our compliance with legal and regulatory requirements;
•	our compliance with the Code;
•	coordination with our Compensation Committee of the Board (the “Compensation Committee”) on the evaluation of our financial management personnel.
The Audit Committee currently consists of Hu Bin, Angel Colon and Chan Oi Fat, and the chairman of the Audit Committee is Mr. Angel Colon. Our Board of Directors has affirmatively determined that each of these Audit Committee members meets the independence criteria applicable to directors serving on the Audit Committee under Nasdaq and SEC rules. Our Board of Directors has also determined that each of these Audit Committee members meets the requirements for financial literacy under the applicable Nasdaq Listing Rules. In addition, Angel Colon qualifies as a financial expert, as defined in Item 407(d)(5)(ii) of Regulation S-K. Our Board of Directors has adopted a written charter under which the Audit Committee operates. A copy of the charter, which satisfies the applicable standards of the SEC and Nasdaq, is available on our website at https://www.fiee.com/en/govern.
The Audit Committee held four meetings during the fiscal year ended December 31, 2025.
Nominating and Corporate Governance Committee
The purpose of the Nominating and Corporate Governance Committee of the Board (the “NCG Committee”) is set forth in the NCG Committee charter and is primarily to:
•	select and recommend to the Board nominees for election by the stockholders or appointment by the Board;
•	annually review with the Board the composition of the Board with regards to characteristics such as independence, knowledge, skills, experience and diversity of the Board members;
•	make recommendations on the frequency and structure of Board meetings and monitor the functioning of the committees of the Board;
•
advise the Board periodically with regard to significant developments in the law and practice of corporate governance as well as the Company’s compliance with applicable laws and regulations, and make recommendations to the Board on all matters of corporate governance and on any remedial action to be taken;

•	develop and recommend to the Board a set of corporate governance guidelines applicable to the Company; and
•	oversee the evaluation of the Board and management.
The NCG Committee consists of Hu Bin, Angel Colon and Chan Oi Fat, and the chairman of the NCG Committee is Chan Oi Fat. Our Board of Directors has affirmatively determined that each of these NCG Committee members meets the independence criteria applicable to directors serving on the NCG Committee under Nasdaq and SEC rules. Our Board of Directors has adopted a written charter under which the NCG Committee operates. A copy of the charter, which satisfies the applicable standards of the SEC and Nasdaq, is available on our website at https://www.fiee.com/en/govern.
The NCG Committee held one meeting during the fiscal year ended December 31, 2025.
Compensation Committee
The purpose of the Compensation Committee is set forth in the Compensation Committee charter and is primarily to:
•	establish, review and approve the overall executive compensation philosophy of the Company;
•
review the goals and objectives of the Company’s executive compensation plans, and amend, or recommend that the Board amend, these goals and objectives if the Compensation Committee deems it appropriate;

•
review the Company’s executive compensation plans in light of the Company’s goals and objectives with respect to such plans, and, if the Compensation Committee deems it appropriate, adopt, or recommend to the Board the adoption of, new, or the amendment of existing, executive compensation plans;

•	review and approve any severance or termination arrangements to be made with any executive officer of the Company;

•
review compensation arrangements for the Company’s employees to evaluate whether incentive and other forms of pay encourage unnecessary or excessive risk taking, and review and discuss, at least annually, the relationship between risk management policies and practices, corporate strategy and the Company’s compensation arrangements; and

•
review at least annually the goals and objectives of the Company’s general compensation plans and other employee benefit plans, including incentive-compensation and equity-based plans, as well as the plans themselves in light of those goals and objectives, and amend, or recommend that the Board amend, such goals, objectives, and plans if the Compensation Committee deems it appropriate.

The Compensation Committee consists of Hu Bin, Angel Colon and Chan Oi Fat, and the chairman of the Compensation Committee is Chan Oi Fat. Our Board of Directors has affirmatively determined that each of these Compensation Committee members meets the independence criteria applicable to directors serving on the Compensation Committee under Nasdaq and SEC rules. Our Board of Directors has adopted a written charter under which the Compensation Committee operates. A copy of the charter, which satisfies the applicable standards of the SEC and Nasdaq, is available on our website at https://www.fiee.com/en/govern.
The Compensation Committee held one meeting during the fiscal year ended December 31, 2025.
Board Leadership Structure
The Company’s governance framework provides the Board with the authority and flexibility necessary to select the appropriate leadership structure for the Board. In making determinations about the leadership structure, the Board considers many factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders. Hongya Wen, an independent director, currently serves as the Chairperson of the Board. Li Wai Chung currently serves as our Chief Executive Officer. Our Board of Directors has carefully considered its leadership structure and believes at this time that the Company and its stockholders are best served by having the offices of Chairperson of the Board and Chief Executive Officer held by different individuals based on our business and strategy. This structure allows our Chief Executive Officer to focus on the Company’s day-to-day operations and strategic vision, while allowing the Chairperson to lead the Board. The Board of Directors has not designated a lead independent director. The Board retains the authority to modify the foregoing leadership structure.
Board’s Role in Risk Oversight
The Board is ultimately responsible for risk management oversight. This oversight is primarily accomplished through the Board of Directors’ committees and management’s reporting processes, including receiving regular reports from members of management on areas of material risk to the Company, including operational, financial and strategic risks. Risks relating to cybersecurity and the Company’s use of artificial intelligence are overseen by the full Board.
The Board’s standing committees support the Board by addressing various risks within their respective areas of responsibility. The Audit Committee assists the Board in discussing with management, internal auditors and the independent auditor guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company, including the internal auditing department, assess and manage the Company’s exposure to risk, as well as the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Compensation Committee assesses risks arising from our compensation policies and practices. The NCG Committee advises the Board periodically with regard to significant developments in the law and practice of corporate governance as well as the Company’s compliance with applicable laws and regulations, and makes recommendations to the Board on all matters of corporate governance and on any remedial action to be taken. Each of the committees reports to the Board regularly, during which risks are discussed and assessed.
The Board believes that its current leadership structure supports the risk oversight function of the Board. Having the roles of Chief Executive Officer and Chairperson of the Board filled by separate individuals allows the Chief Executive Officer to lead management in its supervision of the Company’s day-to-day business operations, including the identification, assessment and mitigation of material risks, and allows the Chairperson of the Board to lead the Board in its oversight of the Company’s risk assessment and risk management activities.
Director Nomination Process
Our NCG Committee is responsible for reviewing and making recommendations to our Board regarding nominations of director candidates. The NCG Committee identifies new director candidates through a variety of sources. Our NCG Committee will consider director candidates recommended by stockholders in the same manner it considers other candidates, but it has no obligation to recommend such candidates. A stockholder that wants to recommend a candidate for election to the Board should mail a recommendation to 3-33, 2-chome Utajima, Nishiyodogawa District, Osaka, Japan. Such recommendation should describe the candidate’s qualifications and other relevant biographical information and provide confirmation of the candidate’s consent to serve as director. Stockholders may also nominate directors at the Annual Meeting by adhering to the written notice procedure described under “Stockholder Proposals for the 2027 Annual Meeting” on page 33 of this Proxy Statement.
The NCG Committee works with the Board on an annual basis to determine the appropriate characteristics, skills and experience for the Board as a whole and its individual members. In evaluating the suitability of individual Board members, the Board and the NCG Committee will take into account factors such as the individual’s general understanding of disciplines relevant to the success of a publicly traded company; understanding of FiEE’s business; education and professional background, including current employment and other board memberships; reputation for integrity; and any other factors they consider to be relevant. Additionally, in determining whether to recommend a director for re-election, the NCG Committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
Our NCG Committee recognizes the value of nominating individuals who will bring a variety of diverse opinions, perspectives, skills, experiences, backgrounds and orientations to the Board’s discussions and decision-making processes. The Board will endeavor to reflect the diversity of FiEE’s stockholders, employees, customers and the communities we serve. To that end, our NCG Committee strives for diversity across a variety of categories, including experience, skills, accomplishments, personal qualities and other traits that it believes would contribute to our Board.
Insider Trading Policy
Our insider trading policy (adopted on May 30, 2025) prohibits our directors, officers and other employees, and their designees, from engaging in short sales of any nature that are designed to offset a decrease in market value of such person’s ownership of the Company’s equity securities. The Company does not currently have a policy regarding hedging activities. A copy of our insider trading policy is filed as an exhibit to our most recent Annual Report.

DIRECTOR COMPENSATION
2025 Director Compensation
The following table presents the total compensation for each person who served as a non-employee director of our Board during the fiscal year ended December 31, 2025. Other than as set forth in the table and described more fully below, we did not pay any compensation, reimburse any expense of, make any equity awards or non-equity awards to, or pay any other compensation to any of the other members of our Board in such period.

Directors(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Andrew Papanicolau(2)	4,167	—	—	4,167
Patrick Rivard(2)	4,167	—	—	4,167
David Lazar(2)	4,167	—	—	4,167
Avraham Ben-Tzvi(2)	4,167	—	—	4,167
Matthew McMurdo(2)	4,167	—	—	4,167
Chan Oi Fat	33,333	61,334	—	94,667
David Natan(3)	37,500	61,334	—	98,834
Hu Bin	25,000	—	—	25,000

(1)
Does not include (i) Hongya Wen who became a director on January 14, 2026, (ii) Angel Colon who became a director on September 30, 2026, or (iii) Cao Yu, who serves as both our Chief Financial Officer and as a director, whose compensation is included in the Summary Compensation Table below.

(2)	Resigned effective as of February 19, 2025.
(3)	Resigned effective as of September 30, 2026.
Director Agreements
Chan Oi Fat and David Natan
On April 29, 2025 and April 30, 2025, respectively, the Company entered into Director Agreements with each of Chan Oi Fat and David Natan in connection with their services as directors of the Company (the “April 2025 Agreements”).
Pursuant to the April 2025 Agreements, each of David Natan and Chan Oi Fat agreed to serve as a director of the Company and to be available to perform the duties consistent with such position pursuant to the Certificate of Incorporation and our Third Amended and Restated Bylaws (the “Bylaws”), and any additional codes, guidelines or policies of the Company that may be effective now or in the future. The term of each director’s engagement by the Company under the April 2025 Agreements commenced on the date when their respective April 2025 Agreement was entered (“April 2025 Effective Date”) and shall terminate on the earlier of: (i) the one year anniversary of the April 2025 Effective Date, (ii) the Director ceasing to be a member of the Board of Directors; and (iii) the occurrence of any of the following events: termination by reason of permanent disability, termination with 30 days written notice and termination by reason of death (in the case of either (i) or (ii), the “April 2025 Contract Period”).
The April 2025 Agreements provide that the Director shall be paid a cash fee of $12,500 per quarter, payable quarterly, starting on the April 2025 Effective Date and pro-rated for a partial quarter during which the Director serves and the issuance of 100,000 shares of the Company’s Common Stock, if such Director is terminated without cause, or if such Director remains engaged as a director for a period of one year from the April 2025 Effective Date of each Director’s respective April 2025 Agreement. During the April 2025 Contract Period, the Director shall not receive or be eligible to participate in the Company’s benefit programs in effect for the employees of the Company as in effect from time to time, on and after the April 2025 Effective Date. The Company shall reimburse the Director for all reasonable business travel expenses previously authorized in writing by the Company and reasonably and necessarily incurred by the Director in the performance of his duties, responsibilities, and authorities hereunder.
The April 2025 Agreements contain customary confidentiality provisions, non-solicitation provisions, customary representations and warranties by the parties and other customary miscellaneous provisions.

Cao Yu and Hu Bin
On July 8, 2025, the Company entered into Director Agreements with each of Cao Yu and Hu Bin in connection with their services as directors of the Company (the “July 2025 Agreements”).
Pursuant to the July 2025 Agreements, each of Cao Yu and Hu Bin agreed to serve as a director of the Company and to be available to perform the duties consistent with such position pursuant to the Certificate of Incorporation and Bylaws, and any additional codes, guidelines or policies of the Company that may be effective now or in the future. The term of each director’s engagement by the Company under the July 2025 Agreements commenced on the date when their respective July 2025 Agreement was entered (“July 2025 Effective Date”) and shall terminate on the earlier of: (i) the Director ceasing to be a member of the Board of Directors; and (ii) the occurrence of any of the following events: termination by reason of permanent disability, termination with 30 days written notice and termination by reason of death (in the case of either (i) or (ii), the “July 2025 Contract Period”).
The July 2025 Agreements provide that the Director shall be paid a cash fee of $12,500 per quarter, payable quarterly, starting on the July 2025 Effective Date and pro-rated for a partial quarter during which the Director serves. During the July 2025 Contract Period, the Director shall not receive or be eligible to participate in the Company’s benefit programs in effect for the employees of the Company as in effect from time to time, on and after the July 2025 Effective Date. The Company shall reimburse the Director for all reasonable business travel expenses previously authorized in writing by the Company and reasonably and necessarily incurred by the Director in the performance of his or her duties, responsibilities, and authorities hereunder.
The July 2025 Agreements contain customary confidentiality provisions, non-solicitation provisions, customary representations and warranties by the parties and other customary miscellaneous provisions.
Hongya Wen
On January 14, 2026, the Company entered into a Director Agreement with Hongya Wen in connection with her services as a director of the Company (the “Wen Agreement”).
Pursuant to the Wen Agreement, Hongya Wen agreed to serve as a director of the Company and to be available to perform the duties consistent with such position pursuant to the Certificate of Incorporation and Bylaws, and any additional codes, guidelines or policies of the Company that may be effective now or in the future. The term of Hongya Wen’s engagement by the Company under the Wen Agreement commenced on the date the Wen Agreement was entered (“Wen Effective Date”) and shall terminate on the earlier of: (i) the Director ceasing to be a member of the Board of Directors; and (ii) the occurrence of any of the following events: termination by reason of permanent disability, termination with 30 days written notice and termination by reason of death (in the case of either (i) or (ii), the “Wen Contract Period”).
The Wen Agreement provides that Hongya Wen shall be paid a cash fee of $12,500 per quarter, payable quarterly, starting on the Wen Effective Date and pro-rated for a partial quarter during which Hongya Wen serves. During the Wen Contract Period, Hongya Wen shall not receive or be eligible to participate in the Company’s benefit programs in effect for the employees of the Company as in effect from time to time, on and after the Wen Effective Date. The Company shall reimburse Hongya Wen for all reasonable business travel expenses previously authorized in writing by the Company and reasonably and necessarily incurred by Hongya Wen in the performance of her duties, responsibilities, and authorities hereunder.
The Wen Agreement contains customary confidentiality provisions, non-solicitation provisions, customary representations and warranties by the parties and other customary miscellaneous provisions.
Termination of Director Agreements
On August 13, 2026, the Board approved, and the Company entered into, a Termination Agreement with each of the Company’s directors at the time, Cao Yu, Chan Oi Fat, Hu Bin, David Natan and Hongya Wen, pursuant to which each such director’s respective Director Agreement described above was terminated in its entirety, effective as of August 13, 2026. Each director continued to serve as a member of the Board following such termination, and the termination did not reflect any disagreement between the Company and any director on any matter relating to the Company’s operations, policies or practices.

Indemnification Agreements
On August 13, 2026, the Board approved a new form of indemnification agreement (the “Indemnification Agreement”) to be entered into by the Company with each of its directors and executive officers. In connection therewith, the Company entered into an Indemnification Agreement with each of Cao Yu, Chan Oi Fat, Hu Bin, David Natan and Hongya Wen, and with Li Wai Chung, the Company’s Chief Executive Officer and President. The Company also entered into an Indemnification Agreement with Angel Colon on September 30, 2026. Each Indemnification Agreement requires the Company, among other things, to indemnify these directors and executive officers against certain liabilities that may arise by reason of their status or service as directors or executive officers of the Company, and to advance certain expenses incurred as a result of any proceeding as to which they are indemnified.

PROPOSAL NO. 1

ELECTION OF DIRECTORS
The size of FiEE’s Board of Directors is currently set at five directors. The Board of Directors, upon the recommendation of the NCG Committee, has nominated Cao Yu, Hu Bin, Angel Colon, Chan Oi Fat and Hongya Wen for election as directors at the Annual Meeting. All of the foregoing nominees for election to the Board of Directors have consented to be named in this Proxy Statement and to serve as a director, if elected.
Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named above. In the event that any nominee above is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies will be voted for the replacement nominee designated by the present Board. It is not expected that any nominee above will be unable or unwilling to serve as a director. Each director elected at the Annual Meeting will hold office until the next Annual Meeting, until his or her successor is duly elected and qualified or until his or her earlier death, resignation, or removal. The five individuals nominated for election at the Annual Meeting who receive the largest number of votes properly cast by the holders of shares of Common Stock and Series A Convertible Preferred Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon (voting together as a single class) will be elected as directors up to the maximum number of directors to be elected at the Annual Meeting. If elected, each nominee will serve a one-year term expiring at the 2027 Annual Meeting of Stockholders.
For more information on the structure of our Board of Directors and our Board members and nominees, see “Executive Officers, Directors and Corporate Governance.” The qualifications and experience of each nominee that led our Board and the NCG Committee to conclude that such nominee should serve or continue to serve as director are discussed at the end of each of the nominees’ biographies.
Vote Required
The five nominees for the Board of Directors who receive the greatest number of votes properly cast by holders of shares of Common Stock and Series A Convertible Preferred Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon (voting together as a single class) will be elected directors of FiEE. You may choose to vote FOR, AGAINST, or ABSTAIN separately for each nominee. Because the election of directors is a “non-routine” matter under the applicable stock exchange rules, if your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares on Proposal No. 1, your broker may not vote your shares at its discretion on Proposal No. 1. “Abstentions” and “broker non-votes” are not considered “votes properly cast” and therefore will have no effect on the outcome of voting on this matter.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE FIVE DIRECTOR NOMINEES LISTED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
General
On July 11, 2025, the Audit Committee approved the dismissal of Beckles & Co., Inc. (“Beckles & Co.”), its independent registered public accounting firm since May 2024, effective immediately, and, after a thorough evaluation, approved the selection of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (which selection has been continued for the fiscal year ending December 31, 2026). The audit reports of Beckles & Co. on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2024 did not contain an adverse opinion or a disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles, except that Beckles & Co.’s reports contained an explanatory paragraph regarding the Company’s ability to continue as a going concern. During the fiscal year ended December 31, 2024 and the subsequent interim period through July 11, 2025, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Beckles & Co. On May 3, 2024, the Audit Committee unanimously approved the dismissal of BF Borgers CPA PC (“BF Borgers”) as the Company’s independent registered public accounting firm, and, in light of such dismissal, the Company engaged Beckles & Co. on May 6, 2024 to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. BF Borgers’ report on the Company’s financial statements for the fiscal year ended December 31, 2023 did not contain an adverse opinion or a disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles, except that BF Borgers’ reports contained an explanatory paragraph regarding the Company’s ability to continue as a going concern. During the fiscal year ended December 31, 2023 and the subsequent interim period through May 3, 2024, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K) and no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K) between the Company and BF Borgers. Stockholder ratification of the selection of UHY LLP as our independent registered public accounting firm is not required by our Bylaws. The Board of Directors seeks such ratification as a matter of good corporate practice. Should the stockholders fail to ratify the selection of UHY LLP, the Audit Committee will reconsider whether to retain that firm for fiscal year 2026. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
Auditor Fees
Set forth below are the approximate fees for services rendered by UHY LLP, Beckles & Co., and BF Borgers during the periods in which each served as our independent registered public accounting firm.

	UHY LLP	UHY LLP	Beckles & Co.	Beckles & Co. / BF Borgers
	Fiscal Year 2025	Fiscal Year 2024	Fiscal Year 2025	Fiscal Year 2024
Audit Fees	$248,400	$—	$17,250	$251,500
Audit-Related Fees	$9,025	$—	$—	$—
Tax Fees	$—	$—	$—	$—
All Other Fees	$—	$—	$—	$—

Audit Fees. This category includes the audit of our annual consolidated financial statements, reviews of our financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by our independent registered public accounting firm in connection with its engagements for those years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of our interim financial statements.
Audit-Related Fees. This category consists of assurance and related services by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consents regarding equity issuances.
Tax Fees. This category typically consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice.

All Other Fees. This category includes aggregate fees billed in each of the last two fiscal years for products and services provided by either UHY LLP, Beckles & Co. or BF Borgers, other than the services reported in the categories above.
Pre-approval Policies and Procedures
The Audit Committee is required to review and approve in advance the retention of the independent auditors for the performance of all audit and lawfully permitted non-audit services and the fees for such services. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals for the performance of non-audit services, and any such Audit Committee member who pre-approves a non-audit service must report the pre-approval to the full Audit Committee at its next scheduled meeting. The Audit Committee is required to periodically notify the Board of their approvals. The required pre-approval policies and procedures were complied with during fiscal years 2025 and 2024.
Independent Registered Public Accounting Firm Representatives at Annual Meeting
We do not expect that representatives of UHY LLP, Beckles & Co. or BF Borgers will be available at the Annual Meeting to make a statement or respond to appropriate questions.
Vote Required
The receipt of “For” votes from a majority of the votes properly cast by the holders of shares of Common Stock and Series A Convertible Preferred Stock entitled to vote and present in person or by proxy at the Annual Meeting (voting together as a single class) will be required for the ratification of the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. “Abstentions” are not considered “votes properly cast” and therefore will have no effect on this proposal. Brokers generally have discretionary authority to vote on the ratification of our independent registered public accounting firm, thus, “broker non-votes” are not expected to result from the vote on this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF UHY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR ITS FISCAL YEAR ENDING DECEMBER 31, 2026.

AUDIT COMMITTEE REPORT
With regard to the fiscal year ended December 31, 2025, the Audit Committee has (i) reviewed and discussed with management our audited consolidated financial statements as of December 31, 2025 and for the year then ended; (ii) discussed with UHY LLP, the independent auditors, the matters required by the Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301, Communications with Audit Committees; (iii) received the written disclosures and the letter from UHY LLP required by applicable requirements of the PCAOB regarding UHY LLP’s communications with the Audit Committee regarding independence; and (iv) discussed with UHY LLP their independence.
Based on the review and discussions described above, the Audit Committee recommended to our Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

David Natan, Chairperson
Hu Bin
Chan Oi Fat

September 28, 2026

PROPOSAL NO. 3

APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO REMOVE THE BENEFICIAL OWNERSHIP LIMITATION APPLICABLE TO OUR SERIES A CONVERTIBLE PREFERRED STOCK
Overview
Our Board has unanimously approved, and is recommending to our stockholders for their approval, an amendment to the Certificate of Incorporation, in the form attached to this Proxy Statement as Appendix A (the “Series A Amendment”), which amends the Second Amended and Restated Certificate of Designations, Preferences, Rights and Limitations of Series A Convertible Preferred Stock, $0.001 par value per share (the “Certificate of Designations”), to remove the beneficial ownership limitation set forth therein (the “Beneficial Ownership Limitation”) and certain related provisions, in order to permit the holders of shares of Series A Convertible Preferred Stock to convert their shares into shares of Common Stock without regard to that limitation.
Description and Purpose for the Proposal
The Certificate of Designations currently limits the number of shares of Common Stock that a holder of Series A Convertible Preferred Stock (together with such holder’s affiliates and any persons acting as a group together with such holder or any of such holder’s affiliates) may beneficially own following conversion of such holder’s shares of Series A Convertible Preferred Stock into shares of Common Stock. The Series A Amendment would: (i) delete the definition of “Beneficial Ownership Limitation” from the Certificate of Designations in its entirety; (ii) delete references to the Beneficial Ownership Limitation from the conversion mechanics set forth in Section 4 of the Certificate of Designations; (iii) delete in its entirety the provision of Section 6(c) of the Certificate of Designations addressing the Beneficial Ownership Limitation; and (iv) delete references to the Beneficial Ownership Limitation from the participation rights provisions set forth in Sections 7(b) and 7(c) of the Certificate of Designations. The general description of the changes to the Certificate of Designations that we are proposing is qualified in its entirety by reference to the text of the Series A Amendment set forth in Appendix A.
Our Board believes that removing the Beneficial Ownership Limitation is advisable and in the best interests of the Company and its stockholders because it will permit all outstanding shares of Series A Convertible Preferred Stock to convert into shares of Common Stock, which conversion is a condition to implementing the increase in the number of our authorized shares of Common Stock described in Proposal No. 4 below, and will simplify our capital structure going forward.
Effect of the Proposal
If Proposal No. 3 is approved by our stockholders, we will have the authority to file the Series A Amendment with the Secretary of State of the State of Delaware, which will become effective upon such filing. Following the effectiveness of the Series A Amendment, holders of Series A Convertible Preferred Stock will be permitted to convert their shares of Series A Convertible Preferred Stock into shares of Common Stock without regard to the Beneficial Ownership Limitation, which could result in such holders (and their affiliates) beneficially owning a greater percentage of our outstanding shares of Common Stock than they would have been permitted to hold under the Beneficial Ownership Limitation. This could result in the dilution of the voting and economic interests of our other stockholders and could facilitate a concentration of ownership and voting power among certain of our existing stockholders.
Proposal No. 3 is separate from, but is a condition to, Proposal No. 4 described below. If Proposal No. 3 is not approved, we will not be able to implement the Second A&R Charter described in Proposal No. 4.
Required Vote
Approval of Proposal No. 3 requires the affirmative vote of the holders of a majority in voting power of the outstanding shares of Common Stock and Series A Convertible Preferred Stock entitled to vote at the Annual Meeting (voting together as a single class) and the affirmative vote of the holders of a majority in voting power of the outstanding shares of Series A Convertible Preferred Stock entitled to vote at the Annual Meeting (voting separately as a single class). Because Proposal No. 3 is a “non-routine” matter under the applicable stock exchange rules, if your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares on Proposal No. 3, your broker may not vote your shares at its discretion on Proposal No. 3. “Abstentions” and “broker non-votes” will have the same effect as a vote “AGAINST” this proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION DESCRIBED IN THIS
PROPOSAL NO. 3.

PROPOSAL NO. 4

APPROVAL OF A SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED COMMON STOCK
Overview
Our Certificate of Incorporation currently authorizes the Company to issue a total of 70,000,000 shares of capital stock, consisting of 60,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, par value $0.001 per share. Our Board has unanimously approved, and is recommending to our stockholders for their approval, the Second A&R Charter, in the form attached to this Proxy Statement as Appendix B, which would, among other things, increase the number of authorized shares of our Common Stock from 60,000,000 to 300,000,000 and thereby increase the total number of shares of capital stock the Company may issue to 310,000,000.
Contingent Nature of this Proposal
If the Second A&R Charter is approved by our stockholders at the Annual Meeting, the Second A&R Charter will not be filed with the Secretary of State of the State of Delaware and become effective unless: (i) the Series A Amendment described in Proposal No. 3 is filed with the Secretary of State of the State of Delaware and becomes effective; (ii) all outstanding shares of our Series A Convertible Preferred Stock are converted into shares of Common Stock (together, the “Conversion”); and (iii) a certificate of elimination of Series A Convertible Preferred Stock is filed with the Secretary of State of the State of Delaware and becomes effective. If the Second A&R Charter is approved by our stockholders at the Annual Meeting but does not become effective, it will be abandoned by our Board without further action of our stockholders. If Proposal No. 3 is not approved by our stockholders, or if all outstanding shares of Series A Convertible Preferred Stock have not converted into Common Stock, we will not file the Second A&R Charter, notwithstanding approval of this Proposal No. 4 by our stockholders.
Reasons for the Proposal
Our Board believes that the proposed increase in the number of authorized shares of Common Stock is advisable and in the best interests of the Company and its stockholders in order to provide us with sufficient authorized but unissued shares of Common Stock to satisfy our existing contractual share reservation obligations, including in respect of shares issuable upon conversion of shares of Series A Convertible Preferred Stock, the exercise of outstanding warrants, and awards under our equity incentive plans, and to provide us with flexibility for future financing transactions, equity compensation and other general corporate purposes, including potential acquisitions and strategic transactions, without the delay and expense of seeking further stockholder approval, except as may be required by applicable law or Nasdaq Listing Rules.
Effect of the Proposal
If the Second A&R Charter becomes effective, additional shares of authorized but unissued Common Stock will be available for issuance from time to time by our Board without further stockholder approval, except as may be required by applicable laws or Nasdaq Listing Rules. Any future issuance of additional shares of Common Stock could have a dilutive effect on the ownership interests and voting power of our existing stockholders and could adversely affect the market price of our Common Stock. The increase in authorized Common Stock will not, by itself, change the number of shares of Common Stock issued and outstanding, nor will it alter the rights of existing holders of our Common Stock. The Second A&R Charter would also make certain other technical, administrative and conforming changes to the Certificate of Incorporation, as more fully set forth in Appendix B.
Although the increase in authorized shares is not being proposed in response to any known effort to obtain control of the Company, the availability of additional authorized shares of Common Stock could, under certain circumstances, be construed as having an anti-takeover effect, including by permitting the Board to issue additional shares of Common Stock that could dilute the ownership or voting rights of persons seeking to obtain control of the Company. The Second A&R Charter is not part of a plan to adopt a series of anti-takeover provisions, and the Board has no present intention to use the additional authorized shares of Common Stock for such a purpose.
Effective Time
If Proposal No. 4 is approved by our stockholders and the conditions described above are satisfied, we will file the Second A&R Charter with the Secretary of State of the State of Delaware, and it will become effective upon such filing.

Required Vote
Approval of Proposal No. 4 requires that (i) the votes cast “For” Proposal No. 4 by the holders of outstanding shares of Common Stock and Series A Convertible Preferred Stock entitled to vote at the Annual Meeting (voting together as a single class) exceed the votes cast by such holders “Against” Proposal No. 4 and (ii) the votes cast “For” Proposal No. 4 by the holders of outstanding shares of Common Stock entitled to vote at the Annual Meeting (voting separately as a single class) exceed the votes cast by such holders “Against” Proposal No. 4. Because Proposal No. 4 is a “non-routine” matter under the applicable stock exchange rules, if your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares on Proposal No. 4, your broker may not vote your shares at its discretion on Proposal No. 4. “Abstentions” and “broker non-votes” are not considered “votes cast” and therefore will have no effect on this proposal. Approval of this Proposal No. 4 is conditioned upon approval of Proposal No. 3.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION DESCRIBED IN THIS PROPOSAL NO. 4.

PROPOSAL NO. 5

APPROVAL OF A REVERSE STOCK SPLIT OF OUR COMMON STOCK
Overview
Our Board has unanimously approved, and is recommending to our stockholders for their approval, amendments to our Certificate of Incorporation in the form attached to this Proxy Statement as Appendix C (the “Reverse Stock Split Amendment”) to effect a reverse stock split of our issued shares of Common Stock, within a range of 1-for-2 to 1-for-15 (the “Range”), with the exact reverse stock split ratio within the Range to be determined by our Board of Directors in its sole discretion and to become effective at a time determined by our Board of Directors prior to the one-year anniversary of the date of the Annual Meeting (the “Reverse Stock Split”), and the remainder of which reverse stock split ratios will be abandoned.
If this proposal is approved, the Board will have the authority, without further action by our stockholders, to select the specific ratio within the Range, to determine whether and when to effect the Reverse Stock Split prior to the one-year anniversary of the date of the Annual Meeting, and to abandon the remaining ratios within the Range.
Reasons for the Reverse Stock Split
Our Board believes that the Reverse Stock Split is advisable and in the best interests of the Company and its stockholders in order to provide the Board with flexibility to proactively manage the Company’s capital structure and to help ensure the Company’s continued compliance with Nasdaq Listing Rules, including the $1.00 minimum bid price requirement under Nasdaq Listing Rule 5550(a)(2). Although Common Stock currently satisfies this requirement, our Board believes it is prudent to seek stockholder approval for the Reverse Stock Split at this time so that the Board has the ability to implement it, at a ratio of its choosing within the Range prior to the one-year anniversary of the date of the Annual Meeting, if and when it determines that doing so would be in the best interests of the Company and its stockholders, including to help maintain the Company’s continued eligibility for listing on Nasdaq and to provide the Company with greater flexibility to pursue future financing transactions and attract new investors, without the delay and expense of seeking further stockholder approval at a later time.
Board Discretion to Implement the Reverse Stock Split
The Board believes that approval of the Range, rather than a single fixed ratio, provides the Board with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for the Company and its stockholders in light of prevailing market conditions at the time of implementation. In determining the ratio within the Range prior to the one-year anniversary of the date of the Annual Meeting, if any, following receipt of stockholder approval at the Annual Meeting, the Board will consider a number of factors, including:
•	the historical and projected trading prices of our Common Stock;
•	the continued listing requirements of Nasdaq;
•	the number of shares of our Common Stock outstanding;
•	the anticipated impact of a particular ratio on the trading market and liquidity for our Common Stock; and
•	prevailing general market and economic conditions.
Notwithstanding approval of this proposal by our stockholders, the Board may, in its sole discretion, abandon the Reverse Stock Split in its entirety and not file the Reverse Stock Split Amendment with any of the ratios within the Range if it determines that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.
Effects of the Reverse Stock Split
If implemented, the Reverse Stock Split will reduce the number of issued shares of our Common Stock in accordance with the exact ratio determined by the Board within the Range. The Reverse Stock Split will affect all holders of Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except for changes resulting from the treatment of fractional shares as described below. The Reverse Stock Split will not change the par value of our Common Stock, which will remain $0.01 per share, and will not change the number of shares of Common Stock or preferred stock that we are authorized to issue.

Effect on Options, Warrants and Other Convertible Securities
Upon effectiveness of the Reverse Stock Split, the number of shares of Common Stock issuable upon exercise or conversion of our outstanding equity awards, warrants and other convertible securities, and the applicable exercise or conversion prices, will be proportionately adjusted in accordance with their terms.
Fractional Shares
No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to receive a fractional share will receive cash in lieu of such fractional share.
Accounting Treatment
If approved by our stockholders at the Annual Meeting and effected, the Reverse Stock Split will not affect the par value of our Common Stock. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to our Common Stock will be reduced in proportion to the ratio selected by the Board, and the additional paid-in capital account will be correspondingly increased.
Certain U.S. Federal Income Tax Consequences
The following is a discussion of certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock that hold their shares as capital assets. This discussion addresses the tax consequences only to a U.S. holder, which is a beneficial owner of our Common Stock that is either:
•	an individual citizen or resident of the United States;
•
a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•
a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it was in existence before August 20, 1996 and a valid election is in place under applicable Treasury regulations to treat such trust as a U.S. person for U.S. federal income tax purposes.

This discussion is based on the provisions of the Internal Revenue Code of 1986, as amended (the “IRC”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this Proxy Statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.
This discussion does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This discussion also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes or (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment). This discussion does not address U.S. holders who beneficially own common stock through a “foreign financial institution” (as defined in Section 1471(d)(4) of the IRC) or certain other non-U.S. entities specified in Section 1472 of the IRC. This discussion does not address tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.
If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of a Reverse Stock Split.

Each holder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of a Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.
The proposed Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the IRC that is treated as a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, except as described below with respect to cash received in lieu of fractional shares (which fractional shares are generally treated as received in the Reverse Stock Split and then exchanged for cash), a U.S. holder of Common Stock generally should not recognize gain or loss upon the proposed Reverse Stock Split. Accordingly, the aggregate tax basis of the U.S. holder in the shares of Common Stock received in the Reverse Stock Split, including any fractional share treated as received and then exchanged for cash, should equal the U.S. holder’s aggregate tax basis in the shares of Common Stock that such U.S. holder owned immediately prior to the Reverse Stock Split. In addition, a U.S. holder’s holding period in the shares of Common Stock received should include the holding period in the shares of Common Stock surrendered in the Reverse Stock Split. Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of Common Stock surrendered to the shares of Common Stock received in a recapitalization pursuant to the Reverse Stock Split. Holders of shares of Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
Generally, a U.S. holder who receives cash in lieu of a fractional share of the Common Stock pursuant to the proposed Reverse Stock Split should be treated for U.S. federal income tax purposes as having received a fractional share pursuant to the Reverse Stock Split and then as having received cash in exchange for the fractional share and should generally recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the portion of the U.S. holder’s tax basis that is allocable to such fractional share of the Common Stock. Such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period in the fractional share is more than one year as of the effective date of the proposed Reverse Stock Split. The deductibility of capital losses is subject to limitations. Special rules under Section 302 of the IRC may apply to cause all or a portion of the cash received in lieu of a fractional share to be treated as a distribution under Section 301 of the IRC (rather than as a sale or exchange) with respect to certain U.S. holders who own more than a minimal amount of Common Stock and whose proportionate interest in the Company is not reduced (after taking into account certain constructive ownership rules), or who exercise more than a minimal degree of voting or other type of control over the affairs of the Company. U.S. holders of our Common Stock should consult their own tax advisors to determine the extent to which their receipt of cash in lieu of fractional shares could be treated as a dividend based on their particular circumstances.
Payments of cash made in lieu of a fractional share of the Common Stock may, under certain circumstances, be subject to information reporting and U.S. “backup withholding.” To avoid backup withholding, each holder of our shares of the Common Stock that does not otherwise establish an exemption should furnish its taxpayer identification number and comply with the applicable certification procedures. Backup withholding is not an additional tax and any amounts withheld will be allowed as a credit against the holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided the required information is timely furnished to the U.S. Internal Revenue Service.
THE FOREGOING IS INTENDED ONLY AS A DISCUSSION OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT. EACH HOLDER SHOULD CONSULT HIS, HER OR ITS OWN TAX ADVISORS CONCERNING THE PARTICULAR TAX CONSEQUENCES OF A REVERSE STOCK SPLIT.
Appraisal Rights
Under Delaware law, our stockholders are not entitled to appraisal or dissenters’ rights with respect to the Reverse Stock Split.
Required Vote
Approval of Proposal No. 5 requires that the votes cast “For” the Reverse Stock Split by the holders of shares of Common Stock and Series A Convertible Preferred Stock entitled to vote at the Annual Meeting (voting together as a single class) exceed the votes cast by such holders “Against” the Reverse Stock Split. “Abstentions” and “broker non-votes” are not considered “votes cast” and therefore will have no effect on the outcome of this proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE REVERSE STOCK SPLIT DESCRIBED IN THIS PROPOSAL NO. 5.

PROPOSAL NO. 6

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION (“SAY ON FREQUENCY”)
Pursuant to Section 14A of the Exchange Act, we are providing our stockholders the opportunity to vote, on a non-binding, advisory basis, on how frequently we should include an advisory vote on executive compensation, such as the say-on-pay vote described in Proposal No. 7 below, in our future proxy statements. Stockholders may indicate whether they would prefer an advisory vote on executive compensation once every one, two or three years, or may abstain from voting on this proposal.
After careful consideration, our Board recommends that future stockholder advisory votes on executive compensation be conducted every year. Our Board believes that an annual advisory vote on executive compensation will allow our stockholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year, which is consistent with our efforts to engage in an ongoing dialogue with our stockholders on executive compensation matters.
This vote is advisory, which means that this vote on the frequency of future advisory votes on executive compensation is not binding on the Company, our Board of Directors, or our Compensation Committee. Stockholders may vote for a frequency of every year, every two years, or every three years, or may abstain from voting on this proposal. Notwithstanding the Board’s recommendation and the outcome of the vote, our Board may decide that it is in the best interests of our stockholders and the Company to hold future advisory votes on executive compensation more or less frequently than the frequency receiving the most votes cast by our stockholders at the Annual Meeting.
Vote Required
The frequency (every year, every two years, or every three years) that receives the greatest number of votes properly cast by the holders of shares of Common Stock and Series A Convertible Preferred Stock entitled to vote and present in person or by proxy at the Annual Meeting (voting together as a single class) will be considered the frequency preferred by our stockholders. “Abstentions” and “broker non-votes” are not considered “votes properly cast” and therefore will have no effect on the outcome of the vote on this proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE OPTION OF “EVERY YEAR” AS THE FREQUENCY FOR FUTURE STOCKHOLDER ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 7

ADVISORY VOTE ON A RESOLUTION RELATING TO NAMED EXECUTIVE OFFICER COMPENSATION
Pursuant to Section 14A of the Exchange Act, we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.
Our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success, and to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total stockholder return. We seek to closely align the interests of our named executive officers with the interests of our stockholders, and our Compensation Committee reviews, at least annually, named executive officer compensation to ensure such compensation is consistent with our goals.
Vote Required
This vote is advisory, which means that the vote on executive compensation is not binding on the Company, our Board of Directors, or the Compensation Committee of the Board of Directors. The affirmative vote of a majority of the votes properly cast by the holders of shares of Common Stock and Series A Convertible Preferred Stock entitled to vote and present in person or by proxy at the Annual Meeting (voting together as a single class) will be required to approve this advisory proposal. “Abstentions” and “broker non-votes” are not considered “votes properly cast” and therefore will have no effect on the outcome of this proposal.
The vote on this proposal is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. To the extent there is a significant vote against our named executive officer compensation as disclosed in this Proxy Statement, the Compensation Committee will evaluate whether any actions are necessary to address our stockholders’ concerns.
Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Summary Compensation Table, and the other related disclosure.”
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE RESOLUTION RELATING TO THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

NAMED EXECUTIVE OFFICER COMPENSATION
Compensation Philosophy and Practices
We believe that the performance of our named executive officers significantly impacts our ability to achieve our corporate goals. We, therefore, place considerable importance on the design and administration of our named executive officer compensation program. This program is intended to enhance stockholder value by attracting, motivating and retaining qualified individuals to perform at the highest levels and to contribute to our growth and success. Our named executive officer compensation program is designed to provide compensation opportunities that are tied to individual and corporate performance.
Our compensation packages are also designed to be competitive in our industry. The Compensation Committee from time-to-time consults with other advisors in designing our compensation program, including in evaluating the competitiveness of individual compensation packages and in relation to our corporate goals.
Our overall compensation philosophy has been to pay our executive officers an annual base salary and to provide opportunities, through cash and equity incentives, to provide higher compensation if certain key performance goals are satisfied. Our Compensation Committee continues to believe that keeping executives’ interests aligned with those of our stockholders is critical to driving toward achievement of long-term goals of both our stockholders and the Company.
Summary Compensation Table
As a smaller reporting company as defined in Rule 12b-2 under the Exchange Act, we are required to disclose compensation information for our principal executive officer and up to our two most highly compensated executive officers, other than the principal executive officer, who were serving as executive officers as of December 31, 2025, provided that no disclosure is required for any executive officer, other than the principal executive officer, whose total compensation does not exceed $100,000. For the fiscal year ended December 31, 2025, our named executive officers consisted of David Lazar and Li Wai Chung, each of whom served as our principal executive officer during the year. Cao Yu, our Chief Financial Officer, was our only other executive officer serving as of December 31, 2025. Ms. Cao’s total compensation for fiscal year 2025 was $82,187, which did not exceed the $100,000 threshold applicable to non-PEO executive officers under the SEC’s smaller reporting company rules, and accordingly her disclosure is not required. Nevertheless, because Ms. Cao was our sole executive officer other than our principal executive officers, and in the interest of providing stockholders with a complete and transparent picture of our executive compensation arrangements, we have elected to voluntarily include Ms. Cao’s compensation in the Summary Compensation Table below.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Li Wai Chung(1), Chief Executive Officer and President	2025	206,542	—	—	—	—	—	206,542

David Lazar(2), Former Chief Executive Officer and Chief Financial Officer	2025	—	—	—	—	—	—	—
	2024	—	—	402,250	—	—	—	402,250

Cao Yu(3) Chief Financial Officer	2025	57,187					25,000(4)	82,187

(1)	Appointed as Chief Executive Officer on February 26, 2025.
(2)	Resigned as Chief Executive Officer and Chief Financial Officer on February 26, 2025.
(3)	Appointed as Chief Financial Officer on February 26, 2025.
(4)	Directors fee paid in cash.

Narrative Disclosure to Summary Compensation Table
The following narrative provides a description of the material elements of compensation for our named executive officers. We do not have formal employment agreements with any of our named executive officers, and their compensation is determined at the discretion of our Board and/or Compensation Committee.
Base Salary
Base salaries are intended to provide a fixed level of annual cash compensation to our named executive officers. In determining base salary levels, we consider various factors, including the individual’s responsibilities, experience, and performance, as well as the competitive marketplace for executive talent.
Outstanding Equity Awards at Fiscal Year-End
There were no outstanding equity awards that had been previously awarded to any of our named executive officers and which remained outstanding as of December 31, 2025.
Timing of Equity Awards
Our Board and Compensation Committee do not take material nonpublic information into account when determining the timing and terms of equity grants. We do not have a policy or practice to time stock options based on the release of material nonpublic information. During fiscal year 2025, the Company did not grant equity awards to its named executive officers during the four business days prior to or the one business day following the filing of its periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information.
Clawback Policy
As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the rules of Nasdaq and the SEC, we maintain an Incentive-Based Compensation Recovery Policy (the “Clawback Policy”), which requires that certain incentive compensation paid to any current or former executive officer, including our named executive officers, will be subject to recoupment if (a) the incentive compensation was calculated based on financial statements that were required to be restated due to material noncompliance with financial reporting requirements, without regard to any fault or misconduct, and (b) that noncompliance resulted in overpayment of the incentive compensation within the three fiscal years preceding the fiscal year in which the restatement was required. Incentive compensation subject to the Clawback Policy consists of compensation that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure (as defined in the rules implementing such requirement), including stock price and total stockholder return.

PAY VERSUS PERFORMANCE
The following disclosure sets forth information regarding pay versus performance for each of our principal executive officer (“PEO”) and our non-PEO named executive officers (“non-PEO NEOs”) for each of our fiscal years ended December 31, 2025, 2024 and 2023 in accordance with the SEC’s disclosure requirements.

Year	Summary Compensation Table Total for First PEO(1)	Compensation Actually Paid to First PEO(2)	Summary Compensation Table Total for Second PEO(1)	Compensation Actually Paid to Second PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs(3)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(4)	Net Income/ (Loss)
2025	$0	$0	$206,542	$206,542	$82,187	$82,187	$67.58	$1,072,434
2024	$37,500	$37,500	$402,250	$402,250	$0	$0	$4.63	$(4,224,278)
2023	$346,393	$346,393	$0	$0	$145,131	$145,131	$41.47	$(17,633,924)

(1)
The dollar amounts reported are the amounts of total compensation reported in the “Total” column of the Summary Compensation Table (the “SCT”) for David Lazar (former Chief Executive Officer) for 2025, Jeremy Hitchcock (former Chief Executive Officer) for 2024 and Mehul Patel (former Chief Executive Officer) for 2023. Because the Company did not grant equity-based compensation to Jeremy Hitchcock or Mehul Patel or maintain defined benefit pension plans during the periods presented, the SCT Total for Jeremy Hitchcock and Mehul Patel was not subject to any such adjustments. Further, the equity award granted to David Lazar was fully-vested as of the date of grant, resulting in the fair value of the equity award as of the date of vesting, calculated pursuant to ASC 718, being equal to $402,250, the value of the equity award reported in the SCT. Accordingly, the Compensation Actually Paid for each PEO is the same as the total compensation reported in the SCT for each applicable year.

(2)
The dollar amounts reported are the amounts of total compensation reported in the “Total” column of the SCT for Li Wai Chung for 2025, David Lazar for 2024 and Jeremy Hitchcock for 2023. Because the Company did not grant equity-based compensation to Li Wai Chung or Jeremy Hitchcock or maintain defined benefit pension plans during the periods presented, the SCT Total for Li Wai Chung and Jeremy Hitchcock was not subject to any such adjustments. Further, the equity award granted to David Lazar was fully-vested as of the date of grant, resulting in the fair value of the equity award as of the date of vesting, calculated pursuant to ASC 718, being equal to $402,250, the value of the equity award reported in the SCT. Accordingly, the Compensation Actually Paid for each PEO is the same as the total compensation reported in the SCT for each applicable year.

(3)
Because the Company did not grant equity-based compensation to non-PEO NEOs or maintain defined benefit pension plans during the periods presented, the SCT Total was not subject to any such adjustments. Accordingly, the Average Compensation Actually Paid to non-PEO NEOs is the same as the average total compensation reported in the SCT for each applicable year.

(4)
Cumulative Total Shareholder Return is calculated based on a fixed $100 investment in the Company’s common stock on December 30, 2022, which was the market close on the last trading day before the earliest fiscal year in the table, through the end of the applicable fiscal year.

During the fiscal years ended December 31, 2025, 2024 and 2023, the Company did not utilize any financial performance measures to link executive compensation actually paid to the Company’s performance. Accordingly, the compensation actually paid to our named executive officers as reflected in the table above consists primarily of base salary and standard benefits. While the Company’s Net Income and Total Shareholder Return fluctuated during these periods as shown in the table, these fluctuations did not result in adjustments to executive compensation.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Transactions with related persons are governed by our Code, which applies to all of our directors, officers and employees. This code covers a wide range of potential activities, including, among others, conflicts of interest, self-dealing and related party transactions. Waiver of the policies set forth in this code will only be permitted when circumstances warrant. Such waivers for directors and executive officers, or that provide a benefit to a director or executive officer, may be made only by our Board, as a whole, or the Audit Committee. Absent such a review and approval process in conformity with the applicable guidelines relating to the particular transaction under consideration, such arrangements are not permitted. All related party transactions for which disclosure is required to be provided herein were approved in accordance with our Code.
Amended and Restated Investor Purchase Agreement
On February 18, 2025, the Company entered into, and simultaneously closed the transactions under, the Amended and Restated Securities Purchase Agreement (“Investor Purchase Agreement”) among Cao Yu, Hu Bin, and Youxin Consulting Limited, a Hong Kong company (collectively, the “Investor Purchasers”), David Lazar and the Company, whereby Mr. Lazar sold to the Investor Purchasers (i) 2,219,447 shares of his Series A Convertible Preferred Stock, (ii) certain warrants, and (iii) 2,656,980 shares of Common Stock and 85,910 shares of Series A Convertible Preferred Stock. The Investor Purchasers also purchased certain receivables that the Company owed to Mr. Lazar. The purchase price was $500,000. As further consideration, Mr. Lazar had the opportunity to be paid by the Investor Purchasers an additional $3,400,000, less any indemnity and other obligations payable by Mr. Lazar, and a number of newly issued shares of Common Stock equal to 3% of the then-outstanding shares of Common Stock, in each case upon the Company satisfying certain Nasdaq Listing Rules on or before December 31, 2025. The Investor Purchase Agreement also included a covenant that the Company would amend its certificate of incorporation to increase the Stated Value of Series A Convertible Preferred Stock from $1.40 to $2.75 in consideration for cancelling certain warrants held by Mr. Lazar and forgiving the receivables owed to him.
Cao Yu Securities Purchase Agreement
On May 9, 2025, the Company entered into, and simultaneously closed the transactions under, a Securities Purchase Agreement with Cao Yu, whereby the Company sold 1,585,366 shares of Common Stock to Cao Yu, for an aggregate purchase price of $2,600,000.
Hu Bin Securities Purchase Agreement
On May 9, 2025, the Company entered into, and simultaneously closed the transactions under, a Securities Purchase Agreement with Hu Bin, whereby the Company sold 853,659 shares of Common Stock to Hu Bin, for an aggregate purchase price of $1,400,000.
Second Amended and Restated Investor Purchase Agreement and Convertible Note
On May 9, 2025, the Company entered into a Second Amended and Restated Investor Purchase Agreement with Mr. Lazar and the Investor Purchasers to remove references to certain rescinded share issuances and replace them with the Convertible Note described below, and to remove references to certain earnout shares; the Investor Purchasers also agreed to surrender certain warrants held by Mr. Lazar for cancellation and to waive and forgive certain receivables owed to him for the benefit of the Company. On May 9, 2025, the Company and Mr. Lazar entered into an unsecured promissory note (the “Convertible Note”), under which, effective as of February 18, 2025, the Company agreed to pay Mr. Lazar a principal amount of $300,000, together with interest, due on or before December 31, 2025. On October 27, 2025, following Company stockholder approval, the Convertible Note automatically converted into 1,235,814 shares of Common Stock at a conversion price of $0.25 per share.
Lazar Services Agreement
On May 9, 2025, the Company entered into a services agreement with Mr. Lazar (“Service Provider”), pursuant to which the Company engages Service Provider as an independent contractor, to (i) use best efforts to obtain a decision from the SEC that Nasdaq must hold a hearing to consider the merits of the Company’s appeal from being delisted from Nasdaq, (ii) use best efforts to achieve a Nasdaq Listing for the Company on or before December 31, 2025 (such date of achievement being the “Listing Date”) and (iii) continue to provide additional services to the Company in furtherance of achieving a Nasdaq Listing through the earlier of December 31, 2025, or the Listing Date.

Maltose Culture VIE Arrangement
In connection with the Company’s investment in Guangzhou Yinlian Culture Co., Ltd. (“Yinlian Culture”) (through its subsidiary, FiEE (HK) Limited) and Yinlian Culture’s subsequent contractual arrangements with Guangzhou Maltose Culture Communication Co., Ltd. (“Maltose Culture”), an AI-empowered music ecosystem company, the Company entered into a series of variable interest entity agreements (collectively, the “VIE Agreements”) with Maltose Culture, Yang Kai and Zhang Dingcheng, effective as of March 23, 2026. At the time the VIE Agreements were entered into, Maltose Culture was owned 40% by Zhang Dingcheng and 60% by Yang Kai, who is the spouse of Cao Yu, our Chief Financial Officer, Secretary, Treasurer and a director. The VIE Agreements consist of an Exclusive Purchase Option Agreement, an Irrevocable Proxy Agreement, a Business Cooperation Agreement and an Equity Pledge Agreement, each dated as of March 23, 2026, pursuant to which Yinlian Culture obtained, among other things, an exclusive and irrevocable option to acquire 100% of the equity interests of Maltose Culture, an irrevocable proxy to exercise all shareholder voting rights of Yang Kai and Zhang Dingcheng with respect to Maltose Culture, the right to receive service fees from Maltose Culture structured to equal substantially all of its net income, and a pledge of Yang Kai’s and Zhang Dingcheng’s equity interests in Maltose Culture as security for their obligations under the VIE Agreements. In connection with the signing of the Investment Agreement relating to these arrangements, Cao Yu executed a Spousal Consent, dated as of March 23, 2026, acknowledging and consenting to Yang Kai’s entry into and performance of the VIE Agreements, and confirming that she has no claim to the equity interests of Maltose Culture held by Yang Kai. Based on the terms of the VIE Agreements, the Company has determined that it is the primary beneficiary of Maltose Culture and consolidates Maltose Culture as a variable interest entity.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information, as of October 1, 2026, that are beneficially owned by (i) each person or entity known to us to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) each named executive officer and director of our Company; and (iii) all executive officers and directors as a group. Information relating to beneficial ownership of Common Stock by our principal stockholders is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. To calculate a stockholder’s percentage of beneficial ownership of Common Stock, we must include in the numerator and denominator those shares of Common Stock underlying convertible securities that such stockholder is considered to beneficially own. Shares of Common Stock underlying convertible securities held by other stockholders, however, are disregarded in this calculation. Therefore, the denominator used in calculating beneficial ownership of each of the stockholders may be different.
Under the rules of the SEC, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he/she may not have any pecuniary beneficial interest.
The information contained in this table is based upon information received from or on behalf of the named individuals or from publicly available information and filings by or on behalf of those persons with the SEC.
Unless otherwise indicated, (i) we believe that all persons named in the following table have sole voting and investment power with respect to all shares of our Common Stock shown as beneficially owned by such stockholder and (ii) the business address of each of the following persons is c/o FiEE, Inc., 3-33, 2-chome Utajima, Nishiyodogawa District, Osaka, Japan.

Name and Address of Beneficial Owner	Title	Beneficially owned	Percent of Class
Executive Officers and Directors
Li Wai Chung(1)	Chief Executive Officer and President	649,254	7.1%
Cao Yu(2)	Chief Financial Officer and Director	4,615,012	39.9%
Hongya Wen	Chairperson of the Board	—	—
Hu Bin(3)	Director	3,125,745	28.9%
Angel Colon	Director	—	—
Chan Oi Fat	Director	100,000	1.2%
David Lazar	Former Chief Executive Officer and Chief Financial Officer	—	—

Executive Officers and Directors as a Group (total of 7 persons)		8,490,011	58.6%

5% Stockholders
Cao Yu(2)		4,615,012	39.9%
Elements Corporate Services Limited(4)		3,196,343	37.1%
Hu Bin(3)		3,125,745	28.9%
Youxin Consulting Limited(1)		649,254	7.1%

(1)
Includes (i) 245,553 shares of Series A Convertible Preferred Stock, owned and controlled by Youxin Consulting Limited, an entity wholly controlled by Li Wai Chung, which are convertible into 343,774 shares of Common Stock and (ii) 305,480 shares of Common Stock issuable upon a warrant owned and controlled by Youxin Consulting Limited.

(2)
Includes (i) 1,585,366 shares of Common Stock, (ii) 1,145,833 shares of Series A Convertible Preferred Stock, which are convertible into 1,604,166 shares of Common Stock and (iii) 1,425,480 shares of Common Stock issuable upon a warrant.

(3)
Includes (i) 853,659 shares of Common Stock, (ii) 859,319 shares of Series A Convertible Preferred Stock, which are convertible into 1,203,046 shares of Common Stock and (iii) 1,069,040 shares of Common Stock issuable upon a warrant.

(4)	Includes (i) 3,119,830 shares of Common Stock and (ii) 54,652 shares of Series A Convertible Preferred Stock, which are convertible into 76,513 shares of Common Stock.

Equity Compensation Plan Information
The following table summarizes information with respect to our equity compensation plans under which our equity securities are authorized for issuance as of December 31, 2025:

	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted- average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	—	$—	1,394,230
Equity compensation plans not approved by security holders	—	$—	—
Total	—	$—	1,394,230

STOCKHOLDER COMMUNICATIONS
Any stockholder wishing to communicate with any of FiEE’s directors regarding FiEE may write to the director c/o Investor Relations, FiEE Inc., 3-33, 2-chome Utajima, Nishiyodogawa District, Osaka, Japan. Investor Relations will forward these communications directly to the director(s).
OTHER MATTERS
Stockholder Proposals for the 2027 Annual Meeting
Pursuant to Rule 14a-8 under the Exchange Act, in order to be included in the Company’s proxy materials for the 2027 annual meeting of our stockholders (the “2027 Annual Meeting”), a stockholder proposal must be received in writing by the Company by the close of business on [•], 2027, which is 120 calendar days before [•], 2027, the first anniversary of the date this Proxy Statement was released to our stockholders in connection with the Annual Meeting, and otherwise comply with all requirements of the SEC for stockholder proposals. If the date of the 2027 Annual Meeting is more than 30 calendar days before or after [•], 2027, the first anniversary of the Annual Meeting, then the deadline will instead be a reasonable time before we begin to print and send our proxy materials for the 2027 Annual Meeting. The Company’s address is 3-33, 2-chome Utajima, Nishiyodogawa District, Osaka, Japan.
In addition, the Certificate of Incorporation and Bylaws provide that nominations for election of directors at an annual meeting of our stockholders may be made by the Board or by any stockholder entitled to vote in the election of directors at such annual meeting provided that, in the case of any stockholder, written notice of such stockholder’s intention to make such nomination is given either by personal delivery, overnight courier, or by U.S. mail, postage prepaid, to the Company’s Secretary not earlier than the close of business on [•], 2027 (120 calendar days before [•], 2027, the first anniversary of the Annual Meeting) and not later than the close of business on [•], 2027 (90 calendar days before such anniversary). Such written notice must also contain the information described below. The Bylaws provide that any stockholder who desires to bring other proposed business before an annual meeting of our stockholders must be entitled to vote on such business at the annual meeting and give written notice of the intention to propose such other business to the Company’s Secretary either by personal delivery, overnight courier, or by U.S. mail, postage prepaid, to the Company’s Secretary not earlier than the close of business on [•], 2027 and not later than the close of business on [•], 2027. If the date of the 2027 Annual Meeting is more than 30 calendar days before or after [•], 2027, notice must instead be delivered not earlier than the close of business on the 120th calendar day prior to the 2027 Annual Meeting and not later than the close of business on the later of the 90th calendar day prior to the 2027 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of such meeting is first made by the Company. Such written notice must also contain the information described below. Any stockholder entitled to vote at the 2027 Annual Meeting who proposes to make a nomination or nominations of persons for election as directors or to bring other proposed business before such meeting must give written notice of such stockholder’s intention to make such nomination or nominations or to bring such other business to the Company’s Secretary no earlier than the close of business on [•], 2027 (120 calendar days before [•], 2027, the first anniversary of the Annual Meeting) and no later than the close of business on [•], 2027 (90 calendar days before such anniversary), subject to the provisions described above for a 2027 Annual Meeting held more than 30 calendar days before or after [•], 2027.
For nominations for the election of directors by a stockholder, the stockholder’s written notice shall set forth: (i) the name and address of the stockholder who intends to make the nomination and of the persons or person to be nominated; (ii) a representation that the stockholder is a holder of record of stock of the Company and entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (iv) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (v) the consent of each nominee to serve as a director of the Company if so elected.
For business proposals other than the nomination for the election of directors by a stockholder, the stockholder’s written notice shall set forth: (i) as to each matter the stockholder proposes to bring before the annual meeting: a brief description of the business desired to be brought before the annual meeting, the text of the proposal, and the reasons for conducting such business at the annual meeting; and (ii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is being made: the name and address of such stockholder, as they appear on the corporation’s books, and of such beneficial owner, the class and series and number of shares of stock of the Company that are, directly or indirectly, owned, beneficially or of record, by such stockholder and such beneficial owner, and a description of any material interest of such stockholder or such beneficial owner and the respective affiliates and associates of, or others acting in concert with, such stockholder or such beneficial owner in such business.
In addition to satisfying the foregoing advance notice requirements under our Bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than [•], 2027, the date that is 60 calendar days prior to [•], 2027, the first anniversary of the Annual Meeting. This date will change if the 2027 Annual Meeting is held more than 30 calendar days before or after [•], 2027, in which case stockholders must provide notice no later than the close of business on the 60th calendar day prior to the date of the 2027 Annual Meeting. Any such notice must include all of the information required to be in such notice pursuant to our Bylaws and the applicable SEC rules.
Summary of Key Deadlines for Stockholder Nominations and Proposals
(2027 Annual Meeting)

Type of Nomination or Proposal	Method of Submission	Deadline	Notes
Inclusion in 2027 Proxy Statement	Exchange Act Rule 14a-8	[•], 2027	Must comply with Rule 14a-8
Universal proxy rule notice (for opposing nominees)	Exchange Act Rule 14a-19(b)	[•], 2027	Required if soliciting proxies for non-Board nominees
Director nomination or business proposal (Bylaws)	Bylaws (Non-Rule 14a-8)	[•], 2027 – [•], 2027	Applies if the 2027 Annual Meeting is held within 30 days of the one-year anniversary of the Annual Meeting

Form 10-K and Other Filings
Upon written request and at no charge, we will provide a copy of any of our filings with the SEC, including our Annual Report, with financial statements and schedules for our most recent fiscal year. We may impose a reasonable fee for expenses associated with providing copies of separate exhibits to the report when such exhibits are requested. These documents are also available on our website at https://www.fiee.com/en/secfilings, and the website of the SEC at www.sec.gov.
HOUSEHOLDING
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, we are delivering only one Proxy Statement and Annual Report to stockholders who share the same address and last name, unless one or more of those stockholders has notified us that they wish to receive individual copies. If you wish to receive a separate copy of this Proxy Statement and Annual Report, or if you do not wish to participate in householding in the future, please contact us as set forth below. If you are currently receiving multiple copies at a single address and would like to receive a single copy, you may also notify us using the same contact information.
•	Stockholders of record should contact the Company in writing at 3-33, 2-chome Utajima, Nishiyodogawa District, Osaka, Japan, or by telephone at +81 6 7509 3700.
•	Stockholders who are beneficial owners should contact their bank, broker or other nominee record holder.
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS ARE URGED TO UTILIZE THE AVAILABLE VOTING OPTIONS AS DESCRIBED IN THIS PROXY STATEMENT.

By order of the Board of Directors

/s/ Li Wai Chung
Li Wai Chung
Chief Executive Officer and President

[•], 2026

APPENDIX A
CERTIFICATE OF AMENDMENT
OF
SECOND AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS,
PREFERENCES, RIGHTS AND LIMITATIONS OF SERIES A CONVERTIBLE
PREFERRED STOCK
OF
FIEE, INC.
FiEE, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:
1. Section 1 of the Second Amended and Restated Certificate of Designations, Preferences, Rights and Limitations of Series A Convertible Preferred Stock of the Corporation (the “Certificate of Designations”) is hereby amended by deleting the definition of “Beneficial Ownership Limitation” in its entirety.
2. Section 4 of the Certificate of Designations is hereby amended by deleting the phrase “, without taking into account for such purposes the Beneficial Ownership Limitation as then in effect” from the first sentence thereof.
3. Section 6(c) of the Certificate of Designations is hereby amended by deleting the text and title thereof in its entirety and inserting the following in lieu thereof:
“Intentionally Omitted.”
4. Section 7(b) of the Certificate of Designations is hereby amended to delete the phrase “(without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation)” from the first sentence thereof.
5. Section 7(b) of the Certificate of Designations is hereby amended to delete the phrase “(provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation)” from the first sentence thereof.
6. Section 7(c) of the Certificate of Designations is hereby amended to delete the phrase “(without regard to any limitations on conversion hereof, including without limitation, the Beneficial Ownership Limitation)” from the first sentence of thereof.
7. Section 7(c) of the Certificate of Designations is further amended to delete the phrase “(provided, however, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation)” from the first sentence thereof.
8. The foregoing amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Second Amended and Restated Certificate of Designations, Preferences, Rights and Limitations of Series A Convertible Preferred Stock to be executed by its duly authorized officer on this     day of      , 2026.

FIEE, INC.

By:
Name:
Title:

A-2

APPENDIX B
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
FIEE, INC.
The present name of the corporation is “FiEE, Inc.” The corporation was originally incorporated under the name “Zoom Telephonics, Inc.” by the filing of its original certificate of incorporation with the Secretary of State of the State of Delaware on March 25, 1993. This Second Amended and Restated Certificate of Incorporation of the corporation, which both restates and further amends the provisions of the corporation’s certificate of incorporation, was duly adopted in accordance with the provisions of Section 242 and 245 of the General Corporation Law of the State of Delaware.
The corporation’s certificate of incorporation is hereby amended and restated to read in its entirety as follows:
ARTICLE I
NAME
The name of the corporation is FiEE, Inc (the “Corporation”).
ARTICLE II
REGISTERED OFFICE AND AGENT
The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808, and the name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.
ARTICLE III
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware as it now exists or may hereafter be amended and supplemented (the “DGCL”).
ARTICLE IV
CAPITAL STOCK
The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 310,000,000, divided into two classes as follows: (i) 300,000,000 shares of Common Stock, par value $0.01 per share (“Common Stock”); and (ii) 10,000,000 shares of Preferred Stock, par value $0.001 per share (“Preferred Stock”).
The following is a statement of the designations and the powers (including voting powers), preferences, and relative, participating, optional, special, and other rights, if any, and the qualifications, limitations, or restrictions, if any, in respect of each class of stock of the Corporation.
A. COMMON STOCK
1. General. The powers, preferences, and relative, participating, optional, special, and other rights, if any, of the Common Stock are subject to and qualified by the, powers, preferences, and relative, participating, optional, special, and other rights, if any, of the holders of any series of Preferred Stock as may be designated by the Board of Directors of the Corporation (the “Board of Directors”) and outstanding from time to time.
2. Voting. Except as otherwise provided herein or expressly required by applicable law, each holder of Common Stock, as such, shall be entitled to vote on each matter submitted to a vote of stockholders and shall be entitled to one (1) vote for each share of Common Stock held of record by such holder as of the record date for determining stockholders entitled to vote on such matter. Except as otherwise required by applicable law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Second Amended and Restated Certificate of Incorporation (including any Certificate of Designation (as defined below)), as amended (this “Amended and Restated Certificate”) that relates solely to the rights, powers, preferences (or the qualifications, limitations, or restrictions thereof) or other terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate or pursuant to the DGCL.

Subject to the rights of the holders of any outstanding series of Preferred Stock, the number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote irrespective of the provisions of Section 242(b)(2) of the DGCL.
3. Dividends. Subject to applicable law and the rights and preferences of the holders of any outstanding series of Preferred Stock, the holders of Common Stock, as such, shall be entitled to the payment of dividends on the Common Stock when, as and if declared by the Board of Directors in its sole discretion in accordance with applicable law.
4. Liquidation. Subject to the rights and preferences of the holders of any outstanding series of Preferred Stock, in the event of any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the funds and assets of the Corporation that may be legally distributed to the Corporation’s stockholders shall be distributed among the holders of the then outstanding Common Stock pro rata in accordance with the number of shares of Common Stock held by each such holder.
B. PREFERRED STOCK
The Board of Directors is hereby expressly authorized, by resolution or resolutions thereof (a certificate of designations setting forth a copy of such resolution or resolutions, a “Certificate of Designation”), to provide from time to time out of the unissued shares of Preferred Stock for one or more series of Preferred Stock, and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the powers (including voting powers), if any, of the shares of such series and the preferences and relative, participating, optional, special, or other rights, if any, and the qualifications, limitations, or restrictions, if any, of the shares of such series. The designations, powers (including voting powers), preferences and relative, participating, optional, special, and other rights, if any, of each series of Preferred Stock and the qualifications, limitations, or restrictions, if any, thereof, may differ from those of any and all other series of Preferred Stock at any time outstanding. Except as may otherwise be provided by applicable law or the rules or regulations of any stock exchange applicable to the Corporation or by or pursuant to the provisions of this Amended and Restated Certificate, no holder of any series of Preferred Stock, as such, shall be entitled to any voting powers in respect thereof.
The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote irrespective of the provisions of Section 242(b)(2) of the DGCL.
ARTICLE V
BOARD OF DIRECTORS
For the management of the business and for the conduct of the affairs of the Corporation it is provided that:
A. Except as otherwise expressly provided by the DGCL or this Amended and Restated Certificate, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed from time to time in accordance with the bylaws of the Corporation (the “Bylaws”).
B. Subject to applicable law, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class shall be filled solely and exclusively by the affirmative vote of a majority of the directors then in office, even though less than a quorum, or by a sole remaining director, and shall not be filled by the stockholders. A director so elected shall be elected to hold office until the earlier of the expiration of the term of office of the director whom they have replaced, the election and qualification of a successor, or until his or her earlier death, resignation, or removal.
C. Whenever the holders of any one or more outstanding series of Preferred Stock shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal, and other features of such directorships shall be governed by the terms of this Amended and Restated Certificate. Notwithstanding anything to the contrary in this Article V, the number of directors that may be elected by the holders of any such series of Preferred Stock shall be in addition to the number fixed as provided by paragraph A of this Article V, and the total number of directors constituting the whole Board of Directors shall be automatically adjusted accordingly. Except as otherwise provided in the Amended and Restated Certificate in respect of one or more series of Preferred Stock, whenever the holders of any series of Preferred Stock having such right to elect an additional director or directors are divested of such right pursuant to the provisions of such Amended and Restated Certificate, the terms of office of all such additional directors elected by the holders of such series of Preferred Stock, or elected to fill any vacancies resulting from the death, resignation, or removal of such additional director or directors, shall forthwith terminate (in which case each such director thereupon shall cease to be qualified as, and shall cease to be, a director) and the total authorized number of directors of the Corporation shall automatically be reduced accordingly.
D. In furtherance and not in limitation of the powers conferred by the DGCL, the Board of Directors is expressly authorized to adopt, amend, or repeal the Bylaws. In addition to any vote of the holders of any class or series of stock of the Corporation required by applicable law or by this Amended and Restated Certificate, the adoption, amendment, or repeal of any bylaw by the stockholders of the Corporation shall require the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of voting stock of the Corporation entitled to vote generally in an election of directors, voting together as a single class.
E. The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.
ARTICLE VI
STOCKHOLDERS
A. Subject to the rights of the holders of any outstanding series of Preferred Stock, special meetings of the stockholders of the Corporation may be called, for any purpose or purposes, at any time only by or at the direction of the Board of Directors, the Chairperson of the Board of Directors, the Chief Executive Officer, or the President, and shall not be called by any other person or persons.
B. Advance notice of stockholder nominations for the election of directors and of other business proposed to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.
ARTICLE VII
LIABILITY
No director or officer of the Corporation shall have any personal liability to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL. Any amendment, repeal, modification, or elimination of the foregoing sentence of this Article VII, or the adoption of any provision of this Amended and Restated Certificate inconsistent with the foregoing sentence of this Article VII, shall not adversely affect any right or protection of a director or officer of the Corporation with respect to any act or omission occurring prior to such amendment, repeal, modification, elimination, or adoption. If the DGCL is amended after approval by the stockholders of this Article VII to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.
ARTICLE VIII
INDEMNIFICATION
The Corporation shall have the power to provide rights to indemnification and advancement of expenses to its current and former officers, directors, employees, and agents and to any person who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise.
ARTICLE IX
FORUM SELECTION
Unless the Corporation consents in writing to the selection of an alternative forum: (a) the Court of Chancery (the “Chancery Court”) of the State of Delaware (or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for (i) any derivative action, suit, or proceeding (“Proceeding”) brought on behalf of the Corporation, (ii) any Proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer, employee, or stockholder of the Corporation to the Corporation or to the Corporation’s stockholders, (iii) any Proceeding arising pursuant to any provision of the DGCL, this Amended and Restated

Certificate, or the Bylaws, or (iv) any Proceeding asserting a claim against the Corporation governed by the internal affairs doctrine, in each case to the fullest extent permitted by applicable law; and (b) the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, to the fullest extent permitted by applicable law.
Any person or entity purchasing or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to this Article IX. Notwithstanding the foregoing, the provisions of this Article IX shall not apply to suits brought to enforce any liability or duty created by the Securities Exchange Act of 1934, as amended.
If any provision or provisions of this Article IX shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, (a) the validity, legality, and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article IX (including, without limitation, each portion of any paragraph of this Article IX containing any such provision held to be invalid, illegal, or unenforceable that is not itself held to be invalid, illegal, or unenforceable) shall not in any way be affected or impaired thereby and (b) the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.
ARTICLE X
AMENDMENTS
A. The Corporation reserves the right at any time, and from time to time, to amend, alter, change, or repeal any provision contained in this Amended and Restated Certificate, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by applicable law; and all rights, preferences, and privileges of whatsoever nature conferred upon stockholders, directors, or any other persons whomsoever by and pursuant to this Amended and Restated Certificate are granted subject to the rights reserved in this Article X. In addition to any vote required by applicable law, the following provisions of this Amended and Restated Certificate may be amended, altered, repealed, or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, only by the affirmative vote of the holders of at least a majority of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class: Part B of Article IV, Article V, Article VI, Article VII, Article IX, and this Article X.
B. If any provision or provisions of this Amended and Restated Certificate shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, the validity, legality, and enforceability of such provisions in any other circumstance and of the remaining provisions of this Amended and Restated Certificate (including, without limitation, each portion of any paragraph of this Amended and Restated Certificate containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not, to the fullest extent permitted by applicable law, in any way be affected or impaired thereby.
[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the Corporation has caused this Second Amended and Restated Certificate of Incorporation to be executed by its duly authorized officer on this     day of      , 2026.

FIEE, INC.

By:
Name:
Title:

APPENDIX C
CERTIFICATE OF AMENDMENT
OF THE
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
FIEE, INC.
FiEE, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify:
1. Article IV of the Second Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by adding the following new paragraph immediately after the first paragraph:
“Upon the effectiveness of this Certificate of Amendment of the Second Amended and Restated Certificate of Incorporation of the Corporation (the “Effective Time”), each share of Common Stock issued immediately prior to the Effective Time shall be automatically reclassified as and converted into [1/2] [1/3] [1/4] [1/5] [1/6] [1/7] [1/8] [1/9] [1/10] [1/11] [1/12] [1/13] [1/14] [1/15] of a share of Common Stock, provided, however, that no fractional shares shall be issued to stockholders as a result of the foregoing reclassification and that in lieu thereof, the Corporation shall, after aggregating all fractions of a share to which a holder would otherwise be entitled, round any resulting fractional shares up to the nearest whole share. Any stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of Common Stock into which shares of Common Stock have been reclassified and converted, but giving effect to the rounding of fractional shares as provided for in the immediately preceding sentence.”
2. This Certificate of Amendment of the Second Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
[Remainder of Page Intentionally Blank]
C-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Second Amended and Restated Certificate of Incorporation to be signed on this     day of       , 2026.

FIEE, INC.

By:
Name: Li Wai Chung
Title: Chief Executive Officer

C-2

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on [TBD], 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FIEE2026**

You may attend and vote at the 2026 Annual Meeting of Stockholders and at any adjournments or postponements thereof, solely by means of remote communication via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on [TBD], 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T04358-TBD — KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FIEE, INC.

The Board of Directors recommends you vote FOR the following proposals:

Nominees:	**For**	**Withhold**
1a. Cao Yu	☐	☐
1b. Hu Bin	☐	☐
1c. Angel Colon	☐	☐
1d. Chan Oi Fat	☐	☐
1e. Hongya Wen	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:	**1 Year**	**2 Years**	**3 Years**	**Abstain**
6. To approve, on a non-binding advisory basis, the frequency of future stockholder advisory votes on the compensation of our named executive officers.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
7. To approve, on a non-binding advisory basis, a resolution relating to the compensation of our named executive officers.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K, as amended, are available at www.proxyvote.com.

T04359-TBD

FiEE, Inc.
2026 Annual Meeting of Stockholders
[TBD], 2026 [TBD]
This proxy is solicited by the Board of Directors

The undersigned stockholder of FiEE, Inc., a Delaware corporation, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held on [TBD], 2026 (the "Notice") and Proxy Statement for such Annual Meeting of Stockholders (the "Annual Meeting") and hereby appoints each of Li Wai Chung and Cao Yu, with full power of substitution and resubstitution, as attorneys-in-fact and proxies to represent the undersigned at the Annual Meeting to be held solely by means of remote communication via the internet at www.virtualshareholdermeeting.com/FIEE2026 on [TBD], 2026 at [TBD], and at any adjournments or postponements thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said Annual Meeting upon the matters set forth in the Notice in accordance with the following instructions and with discretionary authority upon such other matters as may come before the Annual Meeting. All previous proxies are hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MATTER DESCRIBED HEREIN. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Continued and to be signed on reverse side